UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TRINITY CAPITAL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

TRINITY CAPITAL INC.
1 N. 1st Street, Suite 302
Phoenix, Arizona 85004
April 30, 2026
Dear Stockholder:
You are cordially invited to participate in the virtual annual meeting of stockholders of Trinity Capital Inc. (the “Company”) to be held on June 10, 2026 at 9:00 a.m., Pacific Time (the “Annual Meeting”). The live webcast will be accessible at www.virtualshareholdermeeting.com/TRIN2026. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting stockholder votes.
The Notice of the Annual Meeting and the proxy statement (the “Proxy Statement”) accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
(i)	to re-elect two members of the board of directors of the Company (the “Board”), to serve for a term of one year and until their respective successors are duly elected and qualified (“Proposal 1”);
(ii)	to ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);
(iii)	to approve, on a non-binding and advisory basis, the compensation of our named executive officers (“Proposal 3” or “Say-on-Pay”);
(iv)	to conduct a non-binding and advisory vote on the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers (“Proposal 4” or “Say-on-Frequency”);
(v)	to approve an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (“Proposal 5”); and
(vi)	to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof (“Proposal 6,” if any).
The Company’s Board unanimously recommends that you vote “FOR” each of Proposals 1, 2, 3 and 5 and for “1 YEAR” for Proposal 4 at the Annual Meeting.
The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about April 30, 2026, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and the annual report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and how to submit proxies by telephone or through the internet. All other stockholders will receive a copy of the Proxy Statement and the Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and the Annual Report. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

It is important that your shares of the Company’s common stock, par value $0.001 per share, be represented at the Annual Meeting. If you are unable to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.
Your vote and participation in the governance of the Company are very important.

Sincerely yours,

Kyle Brown
Chief Executive Officer

TRINITY CAPITAL INC.

1 N. 1st Street, Suite 302
Phoenix, Arizona 85004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 10, 2026
To the Stockholders of Trinity Capital Inc.:
NOTICE IS HEREBY GIVEN THAT the virtual annual meeting of stockholders of Trinity Capital Inc., a Maryland corporation (the “Company”), will be held on June 10, 2026 at 9:00 a.m., Pacific Time (the “Annual Meeting”). The live webcast will be accessible at www.virtualshareholdermeeting.com/TRIN2026. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The Annual Meeting will be held for the following purposes:
1.	To re-elect two members of the board of directors of the Company (the “Board”), to serve for a term of one year and until their respective successors are duly elected and qualified (“Proposal 1”);
2.	To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);
3.	To approve, on a non-binding and advisory basis, the compensation of our named executive officers (“Proposal 3” or “Say-on-Pay”);
4.	To conduct a non-binding and advisory vote on the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers (“Proposal 4” or “Say-on-Frequency”);
5.	To approve an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (“Proposal 5”); and
6.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof (“Proposal 6,” if any).
The Board has fixed the close of business on April 13, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), are available online at www.proxyvote.com or the SEC’s EDGAR website at www.sec.gov.
The following information applicable to the Annual Meeting may be found in the Company’s proxy statement and the accompanying proxy card:
•	The date and time of the Annual Meeting and instructions on how to participate in and vote at the Annual Meeting virtually through the live webcast;
•	A list of the matters intended to be acted on and the Company’s recommendations regarding those matters; and
•	Any control/identification numbers that you need to access your proxy card.

If you are unable to participate in the meeting virtually through the live webcast, we urge you to follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy vote by telephone or through the internet, or complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.

By Order of the Board of Directors,

Sarah Stanton
General Counsel and Secretary

Phoenix, Arizona
April 30, 2026
Stockholders are requested to promptly authorize a proxy vote by telephone or through the internet, or execute and return promptly the accompanying proxy card, which is being solicited by the Board. You may authorize a proxy by telephone or through the internet by following the instructions in the Notice of Internet
Availability of Proxy Materials or the proxy card. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual
Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by participating in the Annual Meeting and voting virtually through the live webcast.

i

TRINITY CAPITAL INC.

1 N. 1st Street, Suite 302
Phoenix, Arizona 85004
PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 10, 2026
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting, where will it be held, and how can I participate virtually?
The annual meeting (the “Annual Meeting”) of stockholders of Trinity Capital Inc. (“we”, “us”, “our”, or the “Company”) will be held virtually on June 10, 2026 at 9:00 a.m. Pacific Time. The Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The live webcast of the Annual Meeting will be accessible at www.virtualshareholdermeeting.com/TRIN2026.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, stockholders will be asked to:
•
re-elect two members of the Company’s Board of Directors (the “Board”), Ronald E. Estes and Michael E. Zacharia, for a one-year term expiring at the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified (“Proposal 1”);

•	ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”);
•	approve, on a non-binding and advisory basis, the compensation of our named executive officers (“Proposal 3” or “Say-on-Pay”);
•	conduct a non-binding and advisory vote on the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers (“Proposal 4” or “Say-on-Frequency”); and
•	approve an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (“Proposal 5”).
Who can vote at the Annual Meeting?
Only stockholders of record as of the close of business on April 13, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Holders of the Company’s common stock are entitled to one vote for each share held as of the Record Date.

How may I participate in and vote at the Annual Meeting?
Virtually at the Annual Meeting. The Company will be hosting the Annual Meeting live via webcast. Any Stockholder can participate in the Annual Meeting live online at www.virtualshareholdermeeting.com/TRIN2026. If you were a Stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•	Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.
•
If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page approximately 15 minutes prior to the start time of the meeting.

•	Webcast starts at 9:00 a.m., Pacific Time (12:00 p.m., Eastern Time).
•	You will need your control number located on your Notice of Internet Availability of Proxy Materials to enter the Annual Meeting.
•	Stockholders may submit questions while attending the Annual Meeting via the internet.
To participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of Stockholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Stockholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the live webcast of the Annual Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with Broadridge Financial Solutions, Inc., as described below, in order for you to participate in the live webcast of the Annual Meeting. You then may vote by following the instructions provided to you. Please refer to “General Information About the Annual Meeting — Voting” below.
By Proxy by Telephone.  You may authorize a proxy by telephone by following the telephone voting instructions included in your proxy card. Most stockholders who hold shares beneficially in “street name” may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible. The telephone voting facilities will close at 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on June 9, 2026, the day before the Annual Meeting date.
By Proxy through the Internet.  You may authorize a proxy through the internet using the web address included in your Notice of Internet Availability of Proxy Materials or proxy card.
Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link.
By Proxy through the Mail.  When voting by proxy and mailing your proxy card, you are required to:
•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 9, 2026.

How does the board of directors recommend that I vote?
The Board unanimously recommends that you vote “FOR” each nominee for director in Proposal 1; “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 in Proposal 2; “FOR” the approval, on a non-binding and advisory basis, of the compensation of our named executive officers in Proposal 3; for a frequency of “1 YEAR” on a non-binding and advisory basis, with respect to future votes to approve on a non-binding, advisory basis, the compensation of our named executive officers in Proposal 4; and “FOR” the approval of an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan in Proposal 5.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on June 10, 2026 at 9:00 a.m., Pacific Time. The Annual Meeting will be held solely on the internet by virtual means through a live webcast. By accessing such live webcast, you will be able to participate in the Annual Meeting, including by voting and submitting questions.
The live webcast of the Annual Meeting will be accessible at www.virtualshareholdermeeting.com/TRIN2026. To attend and participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties stockholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Only holders of record of our common stock at the close of business on April 13, 2026, which is the Record Date, will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 89,030,050 shares of common stock, par value $0.001 per share (the “Shares”), outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, this “Proxy Statement”), or a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Company’s annual report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and how to submit proxies by telephone or through the internet are first being sent to stockholders on or about April 30, 2026. This Proxy Statement and the Annual Report can each be accessed online at www.proxyvote.com.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be voted (1) FOR the re-election of two members of the Board to serve for a term of one year and until their respective successors are duly elected and qualified (Proposal 1); (2) FOR the ratification of the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); (3) FOR the approval, on a non-binding and advisory basis, of the compensation of our named executive officers (Proposal 3); (4) for a frequency of 1 YEAR on a non-binding and advisory basis, with respect to future votes to approve on a non-binding, advisory basis, the compensation of our named executive officers (Proposal 4); and (5) FOR the approval of an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan in Proposal 5 (Proposal 5).
Voting Rights
Holders of our common stock are entitled to one vote for each Share held as of the Record Date.
Quorum Required
The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the Shares entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If you have properly voted by proxy via telephone, internet or mail, you will be considered part of the quorum. We will count “abstain” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 – To re-elect two members of the Board to serve for a term of one year and until their respective successors are duly elected and qualified.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.

Proposal 2 – To ratify the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	Yes
Abstentions will have no effect on the result of the vote. This proposal is considered a “routine matter”; accordingly, brokers have discretionary authority to vote on this proposal without receiving voting instructions from the beneficial owner of broker securities.

Proposal 3 – To approve, on a non-binding and advisory basis, the compensation of our named executive officers	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.

Proposal 4 – To conduct a non-binding and advisory vote on the frequency of future non-binding, advisory votes to approve the compensation of our named executive officers
The option of one year, two years or three years that receives the highest number of votes cast in person (virtually) or by proxy will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.
		No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.

Proposal 5 – To approve an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.

Proposal 6 (if any) – To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes, if any, will have no effect on the result of the vote.

You may vote “for” or “against,” or abstain from voting on Proposal 1, Proposal 2, Proposal 3, Proposal 5 and Proposal 6 (if any). You may vote “1 year,” “2 years,” “3 years,” or abstain from voting on Proposal 4. The adoption of each of Proposal 1, Proposal 2, Proposal 3, Proposal 5 and Proposal 6 (if any) requires the affirmative vote of the majority of votes cast for each such proposal at the Annual Meeting, meaning the number of Shares voted “for” each proposal must exceed the number of Shares voted “against” such proposal. The votes on Proposals 3 and 4 are advisory and therefore not binding on the Company; nevertheless, the Compensation Committee of the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation and the frequency of the advisory vote on executive compensation, respectively. The inspector of elections appointed for the Annual Meeting will separately tabulate the voting results for each proposal.
Voting
You may vote virtually at the Annual Meeting or by proxy in accordance with the instructions provided in this Proxy Statement. You also may authorize a proxy by telephone or through the internet using the information included in your Notice of Internet Availability of Proxy Materials or proxy card. See “How may I participate in and vote at the Annual Meeting?” above. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the internet link. When voting by proxy and mailing your proxy card, you are required to:
•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•	allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on June 9, 2026.
If your Shares of the Company’s common stock are held in “street name” through a broker, bank or other nominee, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Shares, and the account holder is required to vote your Shares in accordance with your instructions. Your broker cannot vote your Shares on your behalf without your instructions for non-routine matters. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding Shares on behalf of a beneficial owner votes on some matters on the proxy card, but not on other matters, because the broker has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Shares on such proposal. Brokers, banks and other nominees are not expected to have discretionary authority to vote on Proposal 1, Proposal 3, Proposal 4, or Proposal 5; therefore, broker non-votes may exist in connection with Proposal 1, Proposal 3, Proposal 4, and Proposal 5. Any broker non-votes will have no effect on the result of the vote for such proposals. Proposal 2, the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, is considered a routine matter under applicable rules. Brokers, banks and other nominees may generally vote in their discretion on routine matters; therefore, no broker non-votes are expected in connection with Proposal 2. In addition, as the beneficial owner of our Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Shares.
You may receive more than one proxy statement and proxy card or voting instructions form if your Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Shares held in the applicable account. If you hold Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Shares.
Whether or not you expect to participate in the Annual Meeting virtually through the live webcast, we urge you to submit a proxy to vote your Shares in advance of the Annual Meeting by (a) visiting www.proxyvote.com and following the on screen instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you access the webpage), or (b) calling toll-free 1-800-690-6903 from any touch-tone phone and follow the instructions (have your Notice of Internet Availability of Proxy Materials or proxy card available when you call), or (c) submitting your proxy card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described herein, but it will help to secure a quorum and avoid added solicitation costs.

Important notice regarding the availability of proxy materials for the Annual Meeting. This Proxy Statement and the Annual Report are available online at www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.
If you plan to attend the Annual Meeting and vote your Shares virtually, you will need your control number located on your Notice of Internet Availability of Proxy Materials in order to be admitted to the Annual Meeting.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders of the Shares entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.
If a quorum is not present at the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting until a quorum is present. If there are not enough Shares represented at the Annual Meeting for votes to approve any of the proposals at the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting to permit the further solicitation of proxies.
Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Steven L. Brown and Kyle Brown (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the internet, and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials, and any requested proxy materials to the stockholders. The Company has engaged D.F. King & Co., Inc., an independent proxy solicitation firm, and Broadridge Financial Solutions, Inc., an independent shareholder services firm, to jointly assist in the solicitation of proxies, the distribution of the proxy materials and the tabulation of proxies. The combined cost of the services of these firms is estimated to be approximately $60,000 plus reasonable out-of-pocket expenses.
Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by: (1) delivering a written revocation notice prior to the Annual Meeting to the Corporate Secretary of the Company; (2) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (3) voting virtually during the Annual Meeting. If a stockholder holds Shares through a broker, bank or other nominee, the stockholder must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Virtually attending the Annual Meeting does not revoke a proxy unless the stockholder also votes virtually at the Annual Meeting. Other than by these means, a proxy cannot be revoked.
Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Corporate Secretary of the Company, Sarah Stanton, at our principal executive offices located at 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004. You can call us by dialing (480) 374-5350. You can access our proxy materials online at www.proxyvote.com.
Record Date
The Board has fixed the close of business on April 13, 2026 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 89,030,050 Shares outstanding and entitled to vote. Thus, 44,515,026 Shares must be represented by stockholders present (virtually) or by proxy to have a quorum at the Annual Meeting.

Notice of Internet Availability of Proxy Materials
In accordance with regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”), the Company has made this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report available to stockholders on the internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Voting,” and/or (iii) elect to receive future proxy materials by electronic delivery via the internet address provided below.
This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available online at www.proxyvote.com.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of April 13, 2026, information with respect to the beneficial ownership of shares of our common stock by:
•	each of our directors and executive officers;
•	all of our directors and executive officers as a group; and
•	each person, if any, known to us to beneficially own more than 5.0% of the outstanding shares of our common stock.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Ownership information for those persons who beneficially own 5.0% or more of our shares of common stock pursuant to these rules is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available. The percentage of beneficial ownership in the following table is based on 89,030,050 shares of our common stock outstanding as of April 13, 2026.
Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and/or investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law.
Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and independent directors are all other directors.

Name and Address of Beneficial Owner	Type of Ownership	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Directors
Steven L. Brown(2)	Direct and Indirect	1,317,052	1.48%
Kyle Brown(3)	Direct and Indirect	1,296,024	1.46%
Independent Directors
Irma Lockridge(4)	Direct	20,126	*
Richard P. Hamada(4)	Direct	97,178	*
Ronald E. Estes(4)(5)	Direct and Indirect	50,615	*
Michael E. Zacharia(4)(6)	Direct and Indirect	45,885	*
Executive Officers
Gerald Harder(7)	Direct and Indirect	376,224	*
Ron Kundich(8)	Direct	247,359	*
Sarah Stanton(9)	Direct and Indirect	187,377	*
Michael Testa(10)	Direct	143,766	*
Executive officers and directors as a group (10 persons)(11)		3,781,606	4.25%

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)
Includes 376,307 shares held directly by Mr. S. Brown (including 264,728 shares of restricted stock subject to vesting) and 940,745 shares held indirectly through the Steven and Patricia Brown Family Trust, dated March 19, 1998. Of the shares held by the trust, 569,132 of the shares are pledged as security for a bank loan.

(3)
Includes 620,708.5 shares held directly by Mr. K. Brown (including 507,261 shares of restricted stock subject to vesting), 12,908.5 shares held by his spouse and 662,407 shares held indirectly through the Kyle and Amy Brown Family Trust, dated February 4, 2019. All of the 662,407 shares held through the trust are pledged as security for a bank loan. Excludes options to purchase 300,000 shares of the Company’s common stock as performance conditions had not been met as of the Record Date.

(4)	Includes 3,443 shares of restricted stock subject to vesting.
(5)	Includes 40,443 shares held directly by Mr. Estes and 10,172 shares held indirectly through the Estes Revocable Trust, dated January 12, 1990.

(6)	Includes 25,545 shares held directly by Mr. Zacharia and 20,340 shares held indirectly through the 2001 Michael E and Debra L Zacharia Trust, dated June 15, 2001.
(7)
Includes 225,262 shares held directly by Mr. Harder (including 193,723 shares of restricted stock subject to vesting) and 150,962 shares held by the Harder Family Living Trust, dated May 26, 2000. Excludes options to purchase 300,000 shares of the Company’s common stock as performance conditions had not been met as of the Record Date.

(8)
Includes 107,221 shares of restricted stock subject to vesting. Excludes options to purchase 300,000 shares of the Company’s common stock as performance conditions had not been met as of the Record Date.

(9)
Includes 135,738 shares held directly by Ms. Stanton (including 122,069 shares of restricted stock subject to vesting) and 51,639 shares held by the Heilman Stanton Family Trust. Excludes options to purchase 300,000 shares of the Company’s common stock as performance conditions had not been met as of the Record Date.

(10)
Includes 107,714 shares of restricted stock subject to vesting. Excludes options to purchase 300,000 shares of the Company’s common stock as performance conditions had not been met as of the Record Date.

(11)	The address for each of the directors and officers is c/o Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the year ended December 31, 2025, except for Form 4s for Ms. Stanton, Messrs. K. Brown, Harder, Kundich, Testa, and S. Brown, which reported shares withheld to satisfy the reporting persons’ tax obligations in connection with vesting of restricted shares on September 15, 2025, and which were filed late by the Company on their behalf through an administrative error.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES
At the Annual Meeting, stockholders of the Company are being asked to consider the re-election of two directors of the Company, as described below. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law or greater than eleven. The Board is currently classified as it is divided into three classes of directors serving staggered three-year terms in which directors are elected by stockholders each year. However, commencing as of the date of our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), the Board will cease to be classified and will be de-classified. As a result, the class of directors standing for election at the Annual Meeting will stand for election for one-year terms, the class of directors that stood for election at our 2025 Annual Meeting of Stockholders were re-elected for two-year terms, and the class of directors that stood for election at our 2024 Annual Meeting of Stockholders were re-elected for three-year terms, in each case expiring at the 2027 Annual Meeting. Commencing with the 2027 Annual Meeting, the directors elected at the 2027 Annual Meeting (and each meeting thereafter) will be elected for a term expiring at the next annual meeting of stockholders. In all cases, each director will hold office until his or her successor has been duly elected and qualified or until such director’s earlier death, retirement, resignation or removal.
The Board currently consists of six directors who serve in the following classes:
•	Class 1 — Ronald E. Estes and Michael E. Zacharia (terms end at the Annual Meeting, and, if re-elected at the Annual Meeting, such subsequent terms will end at the 2027 Annual Meeting);
•	Class 2 — Kyle Brown and Richard P. Hamada (terms end at the 2027 Annual Meeting); and
•	Class 3 — Irma Lockridge and Steven L. Brown (terms end at the 2027 Annual Meeting).
Ronald E. Estes and Michael E. Zacharia have been nominated for re-election to the Board as Class 1 directors to serve a one-year term until the 2027 Annual Meeting and until their respective successors are duly elected and qualified. If any of Messrs. Estes and Zacharia are not re-elected by stockholders at the Annual Meeting, they will each remain a director until their respective successors are duly elected and qualified. Messrs. Estes and Zacharia each has agreed to serve as a director if re-elected and consented to being named as a nominee in this Proxy Statement.
A stockholder can vote for, against or abstain from voting for any of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the re-election of each director nominee named in this Proxy Statement. If a director nominee should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board or the Board’s Nominating and Corporate Governance Committee. Alternatively, our Board may leave a vacancy on our Board or reduce the size of our Board. The Board has no reason to believe that any person named as director nominee will be unable or unwilling to serve.
Required Vote
The affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy is required to re-elect each director nominee to the Board. For this proposal, “abstain” votes and broker non-votes, if any, will count as Shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote. There will be no cumulative voting with respect to this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH DIRECTOR
NOMINEE.
Information about the Director Nominees and Other Directors
Set forth below is information, as of April 13, 2026, regarding Messrs. Estes and Zacharia, who have been nominated by the Board for re-election as directors of the Company by stockholders at the Annual Meeting, as well as information about the Company’s other current incumbent directors whose terms of office will continue after the Annual Meeting. Neither Messrs. Estes nor Zacharia is being proposed for re-election pursuant to any agreement or understanding between any of Messrs. Estes and Zacharia, on the one hand, and the Company or any other person or entity, on the other hand.
The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individuals are qualified to serve on the Board, in light of the

Company’s business and structure. There were no legal proceedings of the type described in Items 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominee or officers, and none are currently pending. Additionally, Steven L. Brown, the Executive Chairman of the Company, is the father of Kyle Brown, a fellow director of the Company and its Chief Executive Officer, President and Chief Investment Officer.
Nominees for Class 1 Directors — Term Expiring 2027

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Other Directorships Held by Director or Nominee for Director
Independent Directors
Ronald E. Estes, 69	Director	President, CEO and CFO, LifeStream Complete Senior Living, Inc.	Class 1 Director since 2019; Term expires in 2026	—
Michael E. Zacharia, 74	Director	Executive Coach and Consultant; Adjunct Professor of Law, Pepperdine University School of Law; Advisory Board Member, Center for Advanced Coaching	Class 1 Director since 2020; Term expires in 2026	—

(1)	The address for each director is c/o Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.
(2)	Directors are currently serving three-year terms expiring at the Annual Meeting and are nominated for one year terms expiring 2027, each until their successors are duly elected and qualified.
Ronald E. Estes has served as a member of the Board since September 2019. In 2022, Mr. Estes retired from his position as President and Chief Executive Officer of LifeStream Complete Senior Living, Inc., a non-profit provider of senior living communities, having served in that role since 2016 and as the company’s Chief Financial Officer since January 2013. In such capacities, Mr. Estes was responsible for all matters related to the mission, organization and financial oversight of LifeStream Complete Senior Living, Inc. Prior to that, Mr. Estes served as a tax director at McGladrey LLP (now RSM US LLP), an audit, tax and consulting services firm, from 2011 to 2012. Mr. Estes also previously served as the Chief Financial Officer of The Ryerson Company, a developer and operator of senior living communities, from 2003 to 2010. Mr. Estes is a certified public accountant with 15 years of public accounting experience.
The Company believes Mr. Estes’ extensive management, leadership and accounting experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.
Michael E. Zacharia has served as a member of the Board since December 2020. Mr. Zacharia has been an executive coach and consultant to Fortune 150 companies, privately held companies, non-profit organizations, and higher education institutions since 2008 and has served on the advisory board for the Center for Advanced Coaching since 2009. In addition, he has taught Cross-Cultural Negotiations and Dispute Resolution as an Adjunct Professor of Law at the Straus Institute for Dispute Resolution at the Pepperdine University School of Law since 2009 and was the Co-Director of the Pacis Project on Faith Based Diplomacy, a joint venture between Pepperdine University and the International Center for Religion and Diplomacy in Washington D.C., from 2008 to 2012. Previously, Mr. Zacharia served on the board of directors of Martha Stewart Living Omnimedia, Inc., a diversified media and merchandising company, during 2013 and served as the Executive Vice President for Business Development, the General Counsel and the Secretary of DFS Group Limited, a travel retail company, from 1996 to 2007. Prior to joining DFS Group Limited, Mr. Zacharia was a partner at the law firm of Wiley Rein LLP from 1989 to 1995. He also previously served as the Assistant Secretary of Commerce for Export Administration, the Deputy Assistant Secretary of State for International Trade Controls, and Special Counsel to the Undersecretary for International Trade in the Commerce Department. In addition, Mr. Zacharia was previously selected as a White House Fellow and served as Special Assistant in the office of the U.S. Secretary of State.

The Company believes Mr. Zacharia’s extensive management, leadership and executive coaching and consulting experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.
Incumbent Class 2 Directors — Term Expiring 2027

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(3)	Other Directorships Held by Director or Nominee for Director
Interested Director(2)
Kyle Brown, 42	Director, Chief Executive Officer, President, and Chief Investment Officer	Managing Partner, Trinity Capital Investments (predecessor to the Company)	Class 2 Director since 2019; Term expires in 2027	Eagle Point Trinity Senior Secured Lending Company (“EPT”)
Independent Director
Richard P. Hamada, 68	Director	Retired	Class 2 Director since 2021; Term expires in 2027	Keysight Technologies, Inc. (KEYS)

(1)	The address for each director is c/o Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.
(2)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. K. Brown is an “interested person” because of his affiliation with the Company.
(3)	Directors are serving for three-year terms and until their successors are duly elected and qualified.
Kyle Brown has served as the Company’s Chief Executive Officer since January 2024, the Company’s President and Chief Investment Officer since August 2019 and as a member of the Board since September 2019. Mr. K. Brown is also a member of the Company’s Investment Committee (the “Investment Committee”). He has served as the Co-Chief Executive Officer and as a member of the board of trustees of EPT since March 2025. Prior to joining the Company, Mr. K. Brown was a Managing Partner at Trinity Capital Investments (“Trinity”), a leading provider of venture loans and equipment financing to growth stage companies, and a member of its investment committees since 2015. In such capacity, Mr. K. Brown was responsible for managing the investment activities at Trinity in order to achieve the firm’s deployment goals and managed relationships with potential customers as well as with strategic partners, including venture capital firms and technology bank lenders. Prior to joining Trinity, Mr. K. Brown was the Founder and Chief Executive Officer of Brown Equity, LLC, a real estate financial investment firm, from 2006 to 2015. He also co-founded and managed Sharp Equity Homes, LLC, a full-service, web-based multiple listing service for trustee sale auctions in Arizona and California, from 2007 to 2012. Prior to that, Mr. K. Brown founded or co-founded three additional startups over the course of his career.
The Company believes that Mr. K. Brown’s extensive investing, leadership, entrepreneurial experience and investment management process experience bring important and valuable skills to the Board and qualify him to serve as a member of the Board.
Richard P. Hamada has served as a member of the Board since December 2021. Mr. Hamada previously served as Chief Executive Officer of Avnet, a global technology distributor, from July 2011 to July 2016 and previously held several senior leadership roles at the company, including President and Chief Operating Officer. Since 2014 he has served on the board of directors of Keysight Technologies, where he is a member of the Compensation and Human Capital Committee and the Nominating and Corporate Governance Committee.
Mr. Hamada brings extensive experience in global operations, corporate governance, capital allocation, and technology ecosystems, with particular expertise in strategy, leadership development, and long-term value creation. Earlier in his career, he served on the boards of Avnet, the Global Technology Distribution Council and as a member of the Board of Trustees of National University. He currently serves on the board of the National University Foundation.

The Company believes Mr. Hamada’s numerous management positions and director experience provide him with extensive sales, marketing and management knowledge, all of which make him well qualified to serve on the Board.
Incumbent Class 3 Directors — Term Expiring 2027

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(3)	Other Directorships Held by Director or Nominee for Director
Independent Director
Irma Lockridge, 53	Director	Chief People and Systems Officer, CoorsTek, Inc.	Class 3 Director since 2021; Term expires in 2027	—
Interested Director(2)
Steven L. Brown, 64	Executive Chairman	Managing Partner, Trinity Capital Investments (predecessor to the Company)	Class 3 Director since 2019; Term expires in 2027	—

(1)	The address for each director is c/o Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.
(2)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. S. Brown is an “interested person” because of his affiliation with the Company.
(3)	Directors are serving for two-year terms and until their successors are duly elected and qualified.
Irma Lockridge has served as a member of the Board since December 2021. Since April 2026, Ms. Lockridge has served as Chief People Officer of Laborie Medical Technologies (part of Patricia Industries), where her responsibilities include helping Laborie achieve its growth goals through people and cultural organizational strategies. Prior to her role at Laborie and Patricia Industries, from 2016 to 2026 Ms. Lockridge served as the Chief People and Systems Officer for CoorsTek, Inc., a technical ceramics manufacturer. Prior to joining CoorsTek, Ms. Lockridge served as the senior vice president of human resources of several companies, including Newell-Rubbermaid, Western Union, TeleTech Holdings, Inc., and Liberty Mutual/Colorado Casualty Insurance. Ms. Lockridge currently serves on the boards of Northwest Pipe Company, where she serves on the Compensation and Nominating & Corporate Governance Committees and the American Cancer Society.
The Company believes Ms. Lockridge’s numerous management positions and broad experiences in Human Resources provide her with skills and valuable insight in talent acquisition, talent management, and strategic business partnering, all of which make her well qualified to serve on the Board.
Steven L. Brown, the Company’s founder, has served as Executive Chairman of the Company since January 2024 and Chairman of the Board since August 2019. Mr. S. Brown previously served as the Company’s Chief Executive Officer from August 2019 to January 2024. Mr. S. Brown is also a member of the Investment Committee. Prior to founding the Company, Mr. S. Brown founded Trinity in January 2008 and was a Managing Partner at Trinity, a leading provider of venture loans and equipment financing to growth stage companies, since January 2008.
Mr. S. Brown has 25 years of experience in venture equity and venture debt and working with growth stage companies. Prior to founding Trinity, Mr. S. Brown served as general partner at Point Financial Capital Partners, a venture leasing fund, from 2003 to 2008 and was the President and Chief Financial Officer of InvestLinc Financial Services, an early-stage private equity fund and consulting firm, from 1998 to 2002. He was also part of the founding group of Cornerstone Equity Partners, a private equity fund, and served as a partner from 1996 to 1998.
Mr. S. Brown serves on the Board of Directors for invisionAZ, which has a mission of accelerating the growth of Arizona’s vibrant tech ecosystem. He also serves on the Investment Committee for invisionAZ’s Arizona-based Venture Fund. Mr. S. Brown also serves on the board of Valley Christian Schools.

The Company believes that Mr. S. Brown’s history with the legacy funds, including Trinity Capital Investment, LLC, Trinity Capital Fund II, L.P., Trinity Capital Fund III, L.P., Trinity Capital Fund IV, L.P., and Trinity Sidecar Income Fund, L.P., familiarity with the Company’s investment platform and extensive venture capital lending, equipment financing and management experience bring important and valuable skills to the Board and qualify him to serve as Chairman of the Board.
Dollar Range of Equity Securities Beneficially Owned by Directors
The table below shows the dollar range of equity securities of the Company that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name of Director	Dollar Range of Equity Securities in Trinity Capital Inc.(1)(2)
Interested Directors
Steven L. Brown	Over $100,000
Kyle Brown	Over $100,000
Independent Directors
Irma Lockridge	Over $100,000
Richard P. Hamada	Over $100,000
Ronald E. Estes	Over $100,000
Michael E. Zacharia	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)
The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the Company’s common stock of $15.22 on the Record Date on the Nasdaq Global Select Market (“Nasdaq”), times the number of shares beneficially owned.

INFORMATION ABOUT EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since
Gerald Harder	64	Chief Operating Officer	2019
Ron Kundich	55	Chief Credit Officer	2019
Sarah Stanton	41	General Counsel, Chief Compliance Officer, and Secretary	2020
Michael Testa	44	Chief Financial Officer and Treasurer	2024

The address for each of the Company’s executive officers is c/o Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.
Gerald Harder has served as the Company’s Chief Operating Officer since March 2022, served as its Chief Credit Officer from August 2019 until March 2022, and is a member of the Investment Committee. Mr. Harder has also served as a vice president of EPT since March 2025. Prior to joining the Company, Mr. Harder served as an Operating Partner at Trinity beginning in 2018 and previously served as a Managing Director at Trinity from 2016 to 2018. As an Operating Partner at Trinity, Mr. Harder was responsible for analyzing investment opportunities and collaborating on the firm’s investment strategy, objectives, asset allocation and balancing risk against performance. Prior to joining Trinity, he served as an executive vice president of engineering and operations at Sand 9 Inc., a fabless Micro-electromechanical system company, from 2012 to 2015. In such capacity, Mr. Harder worked to design, develop and produce groundbreaking piezoelectric microelectromechanical systems-based timing devices for mobile, internet of things, and communications infrastructure markets. Mr. Harder has also served in many technology leadership roles, including director of operations for Cirrus Logic from 2011 to 2012, vice president of engineering for White Electronic Designs from 2008 to 2010, and technical leadership roles with ON Semiconductor from 2004 to 2008.
Ron Kundich has been the Company’s Chief Credit Officer since March 2022 and is also a member of the Investment Committee, having joined the Company in 2019 as its Senior Vice President — Loan Originations before rising to the role of Senior Managing Director. Mr. Kundich has also been a vice president of EPT since March 2025. Prior to joining the Company, Mr. Kundich served as a Partner at Trinity beginning in 2018 and previously served as a Managing Director at Trinity from 2017 to 2018. At Trinity, Mr. Kundich was responsible for developing relationships with the firm’s referral partners, sourcing potential investments and evaluating investment opportunities, including working closely with venture capitalists, commercial technology bankers, attorneys and financial professionals in Silicon Valley and abroad. Prior to joining Trinity, Mr. Kundich served as a Managing Director and Regional Manager at Square 1 Bank from 2013 to 2017, where he was responsible for sourcing, underwriting and managing a portfolio of venture-backed companies and a team of venture bankers. Mr. Kundich has been supporting venture-backed companies for over 30 years and his career path has included increasing levels of responsibility with leading technology banks including Silicon Valley Bank, Imperial Bank (which was acquired by Comerica Bank) and Square 1 Bank (where he was a Co-Founder).
Sarah Stanton has served as the Company’s General Counsel and Secretary since July 2020, and its Chief Compliance Officer since August 2021. Ms. Stanton has also served as a vice president of EPT since March 2025. Prior to joining the Company, Ms. Stanton served as Senior Associate General Counsel, Corporate & Securities, for Verra Mobility Corporation (Nasdaq: VRRM), a transportation technology company, from August 2018 to June 2020, where she oversaw corporate governance, SEC and Nasdaq compliance, and mergers and acquisitions. From 2016 to 2018, she was a corporate associate at DLA Piper, focusing on public company governance, mergers and acquisitions and venture capital transactions. From 2011 to 2016, Ms. Stanton was an associate at Rusing Lopez & Lizardi, PLLC, in a general corporate and commercial litigation practice.
Michael Testa has served as the Company’s Chief Financial Officer and Treasurer since January 2024. Previously, Mr. Testa served as the Company’s Chief Accounting Officer from November 2020 to January 2024. Mr. Testa has served as the Chief Operating Officer of EPT since March 2025. Prior to joining the Company, Mr. Testa was vice president and controller at Oxford Funds, a credit-focused asset manager, from 2017 to 2020. Before that, Mr. Testa worked within the financial services practice of Ernst & Young LLP, focusing on financial audits of clients in the asset management industry, from 2004 to 2017.
Election of Officers
Executive officers hold their office until their successors have been duly elected and qualified, or until the earlier of their resignation or removal.

CORPORATE GOVERNANCE
The Board
Board Composition
The Board consists of six members. The Board is currently divided into three classes, with the members of Class 1 and Class 2 serving staggered, three-year terms, and the members of Class 3 serving a two-year term. The terms of the Company’s Class 1 directors will expire at the Annual Meeting; the terms of the Company’s Class 2 directors will expire at the 2027 Annual Meeting; and the terms of the Company’s Class 3 directors will expire at the 2027 Annual Meeting.
Commencing as of the date of our 2027 Annual Meeting, the Board will cease to be classified and will be de-classified. As a result, the Class 1 directors standing for election at the Annual Meeting will stand for election for one-year terms, the Class 2 directors that stood for election at our 2024 annual meeting of stockholders were re-elected for three-year terms, and the Class 3 directors that stood for election at our 2025 annual meeting of stockholders were re-elected for two-year terms, in each case expiring at the 2027 Annual Meeting. Commencing with the 2027 Annual Meeting, the directors elected at the 2027 Annual Meeting (and each meeting thereafter) will be elected for one-year terms expiring at the next annual meeting of stockholders.
Messrs. Estes and Zacharia serve as Class 1 directors. Messrs. Hamada and K. Brown serve as Class 2 directors. Ms. Lockridge and Mr. S. Brown serve as Class 3 directors.
Independent Directors
Pursuant to the Company’s Charter, a majority of the Board will consist of directors who are not “interested persons” of the Company or of any of its affiliates, as defined in the 1940 Act (the “Independent Directors”). On an annual basis, each member of the Company’s Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is independent under the Exchange Act, the 1940 Act and the listing standards of Nasdaq. The Board limits membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”) to Independent Directors.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his family members, and the Company or of any of its respective affiliates, the Board determined that Ms. Lockridge and Messrs. Hamada, Estes and Zacharia qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act and the Nasdaq corporate governance listing standards.
Interested Directors
Messrs. S. Brown and K. Brown are considered “interested persons” (as defined in the 1940 Act) of the Company because they are executive officers of the Company.
Meetings and Attendance
The Board met ten times during 2025 and acted on various occasions by unanimous written consent. Each director (during the period for which he or she has been a director) attended at least 75% of the meetings of the Board and the committees thereof on which he or she served during 2025.
Board Attendance at Annual Meeting
The Company’s policy is to encourage its directors to attend each annual meeting of stockholders; however, such attendance is not required at this time. All of our then-current directors attended the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) except for Messrs. S. Brown and Zacharia and Ms. Lockridge.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to our business and affairs. Among other things, the Board approves the appointment of our officers, reviews and monitors the services and activities performed by our officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. We do not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in our and our stockholders’ best interests.
Presently, Steven L. Brown serves as the chairman of the Board. Mr. S. Brown is an interested director because he is the Executive Chairman of the Company and serves on the Investment Committee. We believe that Mr. S. Brown’s history with Trinity, familiarity with our investment platform and extensive venture capital lending, equipment financing and management experience qualifies him to serve as chairman of the Board. Moreover, the Board believes that it is in the best interests of our stockholders for Mr. S. Brown to lead the Board because of his broad experience with our platform, day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.
The Board has appointed Mr. Estes as its lead Independent Director. The Board believes that having a lead Independent Director will in some circumstances help coordinate communications with management and assist the Board in its exercise of its oversight duties. As the lead Independent Director, Mr. Estes presides over all meetings of the Board at which the Chairman is not present, including executive sessions of the Independent Directors; serves as a liaison between the Chairman and/or other senior executives and the Independent Directors; previews information to be provided to the Board; organizes and leads the Board’s evaluation of our executive officers; and consults with our Chief Executive Officer, Executive Chairman and other senior management about strategic policies. Mr. Estes will serve as lead Independent Director until he no longer serves as an Independent Director; he decides to resign from his position as lead Independent Director; or the majority of the Board, including a majority of the Independent Directors, decides that Mr. Estes should no longer serve as lead Independent Director.
Our corporate governance practices include meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of Audit, Compensation, and Nominating Committees, each of which is comprised solely of Independent Directors, and the appointment of a chief compliance officer responsible for maintaining our compliance policies and procedures. The Board believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between management of the Company and the Board.
Board Role in Risk Oversight
The Board performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.
As described below in more detail under “Audit Committee,” “Nominating Committee” and “Compensation Committee,” the Audit Committee, the Nominating Committee and the Compensation Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting and audits of our financial statements and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees. The Compensation Committee has responsibility to review the risks arising from our compensation policies and practices applicable to all employees and evaluate policies and practices that could mitigate any such risk. Each of the Audit Committee, the Nominating Committee and the Compensation Committee consist solely of Independent Directors.
The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report at least annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors periodically, but in no event less than once each year.
We believe that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which we are subject as a business development company (“BDC”). Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, and we generally have to invest at least 70% of our total assets in “qualifying assets.” In addition, we have elected to be treated, currently qualify and intend to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes, including for our fiscal year ended December 31, 2025. As a RIC, we must, among other things, meet certain income source and asset diversification requirements.
We believe that the role of the Board in risk oversight is appropriate. However, we re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.
Executive Compensation Recovery, or “Clawback”
We have adopted a Clawback Policy in accordance with the requirements of Nasdaq Listing Rule 5608 and Rule 10D-1 under the Exchange Act. Our Clawback Policy provides for the recovery of certain incentive-based compensation in the event of an accounting restatement of our financial statements in connection with material non-compliance with any financial reporting requirement under U.S. Federal securities laws, including any required accounting statement to correct a material error in previously issued financial statements. Under the Clawback Policy, we will promptly recoup from covered executive officers, including our NEOs (as defined below), erroneously awarded compensation received by any such covered executive officer after the policy’s effective date if we are required to prepare an accounting restatement.
Communications with Directors
Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004, Attention: Corporate Secretary. Communications we receive that relate to accounting, internal accounting controls, auditing matters or securities law matters will be referred to the Audit Committee unless the communication is directed otherwise. You may communicate anonymously and/or confidentially. Each communication will be reviewed by our Corporate Secretary to determine whether it is appropriate for presentation to the Board or the applicable director. The purpose of this screening is to allow the Board (or the applicable individual director) to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations, product inquiries or any offensive or otherwise inappropriate materials).
Committees of the Board
The Board has an Audit Committee, a Nominating Committee, and a Compensation Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement, and the charters of the Audit, Nominating, and Compensation Committees can be accessed on the Company’s website at www.trinitycapital.com.
As of the date of this Proxy Statement, the members of each of the Board’s committees are as follows (the names of the respective committee chairs are bolded):

Audit Committee	Nominating Committee	Compensation Committee
Ronald E. Estes (Chair)	Irma Lockridge (Chair)	Michael E. Zacharia (Chair)
Michael E. Zacharia	Ronald E. Estes	Ronald E. Estes
Richard P. Hamada	Michael E. Zacharia	Richard P. Hamada

Audit Committee
The Audit Committee is composed of Ronald E. Estes (chair), Michael E. Zacharia and Richard P. Hamada, each of whom is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. The Board has determined that our Audit Committee chair is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. In addition, our Audit Committee members meet the independence and experience requirements of Rule 10A-3 under the Exchange Act and Nasdaq’s corporate governance listing standards.
In accordance with its written charter adopted by the Board, the Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an Audit Committee report to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, and approves the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; (f) establishes guidelines and makes recommendations to the Board regarding the valuation of our investments; and (g) acts as a liaison between our independent registered public accounting firm and the Board.
The Board and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations, including securities, that, while listed on a private securities exchange, have not actively traded.
The Audit Committee held eight formal meetings in 2025.
Nominating Committee
General
The Nominating Committee is composed of Irma Lockridge (chair), Ronald E. Estes and Michael E. Zacharia, each of whom is considered independent under the Nasdaq corporate governance listing standards and is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.
In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at meetings of our stockholders, special or annual, if any, or to fill any vacancy on the Board that may arise between stockholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively. The Nominating Committee will consider for nomination to the Board candidates submitted by our stockholders or from other sources it deems appropriate.
The Nominating Committee held no formal meeting in 2025.
Director Nominations
Nomination for election as a director may be made by, or at the direction of, the Nominating Committee or by stockholders in compliance with the procedures set forth in the Company’s bylaws.
Stockholder proposals or director nominations to be presented at the annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in the Company’s bylaws. These requirements of the Company’s bylaws are separate from the requirements discussed below under “Submission of Stockholder Proposals” to have the stockholder nomination or other proposal included in the Company’s proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules, including Rule 14a-8.
The Company’s bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, and not later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Regardless of whether director nominations are received from a stockholder or another source, in evaluating director nominees, the Nominating Committee considers, among others, the following factors:
•	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;
•	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;
•	whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board committee member;
•	whether the individual has the capacity and desire to represent the balanced, best interests of the stockholders as a whole and not a special interest group or constituency; and
•
whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee also may consider other factors as they may deem are in the best interests of the Company and its stockholders. The Board also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.
The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee will identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board will be polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third-party search firm, if necessary.
Compensation Committee
The Compensation Committee is composed of Michael E. Zacharia (chair), Richard P. Hamada and Ronald E. Estes, each of whom is considered independent under the Nasdaq corporate governance listing standards and is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.
In accordance with its written charter adopted by the Board, the Compensation Committee oversees our overall compensation strategies, plans, policies and programs, including determining the compensation for our executive officers and the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. The Compensation Committee also assesses our compensation-related risks. The Compensation Committee has the authority to engage the services of outside advisers, experts and others as it deems necessary to assist the committee in connection with its responsibilities.
Since 2024, the Compensation Committee has engaged FW Cook, an independent third-party compensation consultant, to perform certain services related to our executive officer and non-employee director compensation, including but not limited to development and annual review of a compensation peer group, benchmarking of executive officer and non-employee director compensation and compensation-related governance matters. In choosing FW Cook as its independent consultant, the Compensation Committee considered the six factors referenced in Item 407(e)(3)(iv) of Regulation S-K, including (1) FW Cook’s provision of other services to the Company; (2) the amount of fees FW Cook receives from the Company; (3) FW Cook’s policies and procedures that are designed to prevent conflicts of interest; (4) any business or personal relationships between FW Cook and any member of the Compensation Committee; (5) any stock of the Company owned by FW Cook; and (6) any business or personal relationships between FW Cook with an executive officer of the Company.
The Compensation Committee held five formal meetings in 2025 and acted on various occasions by unanimous written consent.
Compensation Committee Interlocks and Insider Participation
During 2025, no member of the Compensation Committee was an officer, former officer or employee of ours or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Each member of the Compensation Committee is independent for purposes of the applicable listing standards of Nasdaq and not an “interested person” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act). In addition, no Compensation Committee interlocking relationships, as set forth under Item 407(e) of Regulation S-K, existed during 2025 between any member of the Board, the Compensation Committee or our executive officers.
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s executive officers, including its Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s Code of Business Conduct and Ethics can be accessed on the Company’s website at www.trinitycapital.com.
There have been no material changes to the Company’s corporate code of ethics or material waivers of the code that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly disclose the nature of the amendment or waiver on its website at www.trinitycapital.com and will file a Current Report on Form 8-K with the SEC.
Hedging, Speculative Trading and Pledging of Securities
Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our chief compliance officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our chief compliance officer.

DIRECTOR COMPENSATION
Independent Director Fees
We have adopted a program for compensating our Independent Directors consisting of cash and equity. In 2026, the Compensation Committee recommended, and the Board approved, certain changes to the Independent Director compensation program as indicated below.
Independent Director Fees: In 2025, we paid each Independent Director an annual retainer fee of $120,000 per year for serving as a director and intend to pay the same annual retainer fee in 2026. These directors are Ms. Lockridge and Messrs. Estes, Hamada and Zacharia.
Committee Chair Fees: We also paid annual retainer fees to the chairs of the Board’s committees in 2025 as follows: Audit Committee Chair: $20,000 per year; Compensation Committee Chair: $15,000 per year; and Nominating Committee Chair: $10,000 per year. In 2026 we intend to increase the annual retainer fees to the chairs of the Board’s committees as follows: Audit Committee Chair: $25,000 per year; Compensation Committee Chair: $17,500 per year; and Nominating Committee Chair: $15,000 per year.
Lead Independent Director Fees: In addition, in 2025 we paid an annual retainer fee to the lead Independent Director of $20,000. In 2026 we intend to increase the lead Independent Director annual retainer fee to $25,000.
In addition to the annual retainer fees, we are also authorized to pay the reasonable out-of-pocket expenses of each Independent Director incurred by such director in connection with the fulfillment of his or her duties as a director. The Compensation Committee periodically reviews the compensation of our Independent Directors and recommends any changes to the Board for approval.
Directors who are also employees of the Company and therefore “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) do not receive compensation for their services as directors. For a discussion of the compensation of our interested directors and executive officers, see “Executive Compensation” below.
Non-Employee Director 2019 Restricted Stock Plan
On May 27, 2021, we received exemptive relief from the SEC (the “SEC Exemptive Order”) that allows us to issue restricted stock to our non-employee directors under the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan, as amended (the “2019 Restricted Stock Plan”), subject to the terms and conditions of such exemptive relief and such equity incentive plan. The 2019 Restricted Stock Plan was initially approved by our Board on October 17, 2019 and by our stockholders on June 17, 2021 at our 2021 Annual Meeting of Stockholders, and became effective as of such date of stockholder approval (June 17, 2021). An amendment to the 2019 Restricted Stock Plan to increase the number of shares available for issuance thereunder to 120,000 shares was approved by our Board on April 23, 2024 and by our stockholders on June 12, 2024 at our 2024 Annual Meeting, which amendment became effective as of such date of stockholder approval (June 12, 2024). The 2019 Restricted Stock Plan provides for grants of restricted stock awards (“Non-Employee Director Awards”) to our non-employee directors (the “Non-Employee Director Participants”), which are directors who are not “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act) in accordance with the SEC Exemptive Order. The Non-Employee Director Participants will have the right to receive dividends on such awarded restricted stock, unless and until the restricted stock is forfeited.
Subject to certain adjustments under the 2019 Restricted Stock Plan, the total number of shares of the Company’s common stock that may be subject to Non-Employee Director Awards is 120,000 shares. If the stockholders approve Proposal 5 at the Annual Meeting, upon the amendment becoming effective, the total number of shares of the Company’s common stock that may be subject to Non-Employee Director Awards would increase to 220,000 shares. The 2019 Restricted Stock Plan is administered by the Compensation Committee, subject to the discretion of the Board.
The 2019 Restricted Stock Plan provides a means through which we may attract and retain qualified independent directors to enter into and remain in service on the Board. Under the 2019 Restricted Stock Plan, at the beginning of each one-year term of service on the Board, each Independent Director may, at the discretion of the Compensation Committee, receive a grant of shares of restricted stock in an amount determined by the Compensation Committee. These restricted shares are subject to forfeiture provisions that will lapse as to an entire award at the end of the one-year term. We intend to grant each Independent Director Non-Employee Director Awards with a grant date fair value of $105,000.

The 2019 Restricted Stock Plan will terminate on the day prior to the tenth anniversary of the date it was initially approved by the Company’s stockholders, unless terminated sooner by action of the Board.
As detailed below, during the year ended December 31, 2025, the Company granted a total of 13,772 shares of restricted stock under the 2019 Restricted Stock Plan (3,443 shares of restricted stock to each Independent Director). The Company determined that the fair value of such restricted stock granted during the year ended December 31, 2025 was approximately $0.2 million and recognized total share-based compensation expense of approximately $0.2 million for the year. As of December 31, 2025, there was approximately $0.1 million of total unrecognized compensation costs related to non-vested restricted stock awards.
Director Summary Compensation Table
The following table sets forth the compensation that we paid to each director for his or her services as a director during the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	All Other Compensation	Total
Steven L. Brown(2)	—	$401,338	—	1,158,423(3)	$1,559,761
Current Independent Directors
Ronald E. Estes	$160,000	$49,992	—	—	$209,992
Michael E. Zacharia	$135,000	$49,992	—	—	$184,992
Irma Lockridge	$130,000	$49,992	—	—	$179,992
Richard P. Hamada	$120,000	$49,992	—	—	$169,992

(1)
Amounts in this column represent the aggregate grant date fair value of restricted stock awards granted in 2025, calculated based on the closing price of the Company’s common stock on the applicable date of grant: (i) for each director other than Mr. S. Brown, June 12, 2025 of $14.52 and (ii) for Mr. S. Brown, March 14, 2025 of $15.83.

(2)
Mr. S. Brown is Executive Chairman of the Company, and thus, is not eligible for compensation under our Independent Director compensation program. The amounts reported in this table represent the compensation he received from the Company for his role as an executive officer and excludes any dividends received in respect of his ownership of the Company’s common stock (including unvested shares of restricted stock awards).

(3)
Consists of $525,000 in salary, $550,000 in total cash bonuses for 2025, automotive payment allowance of $15,000, personal use of corporate aircraft of $51,380 (calculated using the incremental cost of operation due to personal use based on variable costs incurred, including additional fuel charges, landing fees, departure fees, trip charges and hourly charges), cell phone allowance of $1,200 (calculated as additional amount received compared to other employees), life and disability insurance premiums of $1,842 and 401(k) company contributions of $14,000.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This Compensation Discussion and Analysis (“CD&A”) describes our 2025 executive compensation program for the following executive officers who served in the positions set forth below during 2025 (collectively, the “Named Executive Officers” or “NEOs”):

Executive	Title
Kyle Brown	Chief Executive Officer, President, and Chief Investment Officer
Michael Testa	Chief Financial Officer and Treasurer
Gerry Harder	Chief Operating Officer
Sarah Stanton	General Counsel, Chief Compliance Officer, and Secretary
Ron Kundich	Chief Credit Officer

Compensation Highlights
Our compensation program links pay and performance by emphasizing at-risk pay.
•
1940 Act – as a Business Development Company (“BDC”), we must operate within the constraints of the 1940 Act in terms of the types of incentive compensation we can provide and the manner in which incentive payouts can be determined. Notably:

○	We are required to maintain discretion in determining incentive compensation for executive officers.
○	We currently do not have exemptive relief to grant certain equity-based long-term incentives such as performance-based restricted stock or stock units.
•	2025 Program – our core compensation program consists of the following elements:
○	Base salaries.
○	Cash bonuses determined discretionarily by the Compensation Committee with reference to an established set of criteria.
○	Restricted stock awards that vest over a four-year period. The following charts illustrate the weighting of each such component in the 2025 target compensation opportunities for our NEOs:

•	2025 Incentive Compensation Payouts – after holistically reviewing 2025 performance, the Compensation Committee approved the following incentive compensation payouts for our NEOs:
○	Bonuses: 110% of target.
○	Restricted stock (granted in March 2026): 100% of target.
•
Performance-Based Stock Option Awards – to further align NEO compensation with long-term stockholder returns and stock price growth, we granted our NEOs special one-time awards of stock options in 2025 that only vest if our stock price appreciates 50% or more within a fixed period.

Stockholder Advisory Vote on Executive Compensation
The Company did not conduct a “say-on-pay” vote in 2025 because it was exempt from the requirement to do so as an “emerging growth company.” The Company’s first “say-on-pay” vote will occur at this Annual Meeting.
Executive Compensation Objectives and Philosophy
Objectives
Our executive compensation program is designed to encourage our executive officers to think and act like our stockholders. As an internally managed BDC, we aim to incentivize our executive officers to maintain the Company’s financial well-being and avoid an inappropriate focus on short-term profits that could jeopardize the Company’s long-term performance. Our executive compensation arrangements and incentive compensation programs are designed to encourage and reward the following:
•	Pursuing attractively priced investment opportunities in all types of securities within our investment strategy and objectives.

•	Accomplishing our investment objectives.
•	Ensuring we allocate capital in the most effective manner possible.
•	Creating and growing stockholder value.
Philosophy
We carefully design each NEO’s compensation package to achieve the following objectives:
•	Provide a total compensation opportunity that is competitive and rewards each NEO for their contributions.
•	Align NEO compensation with Company performance and the interests of our stockholders.
•	Motivate continued employment with Trinity.
Determination of each NEO’s compensation opportunity and mix is not a mechanical process. Our Compensation Committee uses its judgment and experience to determine NEO compensation considering a variety of factors.
Determination of Executive Compensation – Roles of Committee, Management, and Consultant
Our Compensation Committee adopts, reviews, and approves all of our executive compensation arrangements and policies. In making its decisions, it considers many factors, including input from management and its independent third-party compensation consultant.

Responsible Party	Role in Executive Compensation Determination Process
Compensation Committee
•
Establishes and oversees our executive compensation programs.
•
Annually reviews and determines compensation levels and design for our NEOs.
•
Makes determinations based on a variety of factors, including the recommendations of the CEO (other than with respect to the CEO’s own compensation), current and past compensation, competitive market data provided by the Compensation Committee’s independent consultant, Company performance, and each executive’s individual performance.

Management
•
Crafts and executes against the Company’s strategic and operating plans, which provides the Compensation Committee with insights into the Company’s performance and progress.
•
Consults with the Compensation Committee in formulating compensation plans for the Company’s employees.
•
The CEO makes recommendations to the Compensation Committee with respect to compensation for the NEOs other than himself, based on their performance, responsibilities, market data, and other factors.

Independent Compensation Consultant (Frederic W. Cook & Co., Inc.)
•
Provides services and advice related to the review of executive and non-employee director compensation levels and design, our compensation peer group, compensation-related disclosures such as our CD&A, compensation-related agreements, regulatory and governance topics, and other relevant areas.
•
Regularly attends and actively participates in Compensation Committee meetings, including executive sessions.
•
Reports directly to the Compensation Committee.
•
Frederic W. Cook & Co., Inc. (“FW Cook”) did not provide any services to the Company in 2025 other than through its engagement by the Compensation Committee and the Company’s participation in FW Cook’s Executive Compensation Survey.
•
The Compensation Committee reviewed the independence of FW Cook under Nasdaq and SEC rules and concluded that its work has not raised any conflict of interest.

Compensation Peer Group
To determine the competitiveness of executive compensation levels, the Compensation Committee analyzes a peer group of internally managed BDCs and other relevant investment and financial services companies. When selecting peers, the Compensation Committee considers similarity to Trinity in characteristics such as size (e.g., market cap, revenue), industry, business model, cost structure, and competition for talent or investor capital. The compensation peer group analyzed in connection with 2025 compensation determinations is set forth below.

Capital Southwest Corporation	Ladder Capital Corp	Perella Weinberg Partners
Dynex Capital, Inc.	Main Street Capital Corporation	Redwood Trust, Inc.
Granite Point Mortgage Trust Inc.	Medallion Financial Corp.	WisdomTree, Inc.
Hercules Capital, Inc.	MFA Financial, Inc.

In June 2025, after consultation with its independent compensation consultant, FW Cook, the Compensation Committee approved certain changes to the compensation peer group. These changes were made to (i) increase the number of companies in the group, and (ii) improve comparability to Trinity in terms of size and business content.

Removals	Additions
Granite Point Mortgage Trust Inc.	BrightSpire Capital, Inc.
Medallion Financial Corp.	Chimera Investment Corporation
Perella Weinberg Partners	DigitalBridge Group, Inc.
LXP Industrial Trust
Peakstone Realty Trust
Ridgepost Capital, Inc (f.k.a. P10, Inc.)
Two Harbors Investment Corp.

Elements of Compensation
Base Salary
Base salaries are established to reflect each NEO’s experience, skills, and responsibilities. Salaries are reviewed annually and upon changes in role or responsibilities. In determining 2025 base salaries, the Compensation Committee considered:
•	Role scope, seniority, and level of responsibility.
•	Individual performance.
•	Availability of qualified candidates and replaceability.
•	Competitive market data for comparable executive roles.
For 2025, the Compensation Committee did not change base salaries for our NEOs apart from Mr. Testa, whose salary was increased to better align with market data.

	2024 Base Salary	2025 Base Salary	% Change
Kyle Brown	$750,000	$750,000	—
Michael Testa	$450,000	$500,000	+11%
Gerry Harder	$650,000	$650,000	—
Sarah Stanton	$510,000	$510,000	—
Ron Kundich	$525,000	$525,000	—

Annual Bonuses
Annual cash bonuses are intended to reward individual and company performance during the calendar year and can therefore be highly variable from year to year. Target bonus opportunities are established by the Compensation Committee at the start of each year. For 2025, the Compensation Committee approved adjustments to target bonus opportunities for our NEOs based on various factors including Company and individual performance, competitive market data, and a desire to focus compensation increases primarily in at-risk pay as opposed to fixed salaries.

		2024 Target Bonus			2025 Target Bonus
	2024 Salary	% of Salary	$ Value	2025 Salary	% of Salary	$ Value
Kyle Brown	$750,000	220%	$1,650,000	$750,000	280%	$2,100,000
Michael Testa	$450,000	100%	$450,000	$500,000	150%	$750,000
Gerry Harder	$650,000	100%	$650,000	$650,000	185%	$1,200,000
Sarah Stanton	$510,000	100%	$510,000	$510,000	147%	$750,000
Ron Kundich	$525,000	100%	$525,000	$525,000	120%	$630,000

In deciding actual payouts, the Compensation Committee considers certain established factors but ultimately makes determinations discretionarily, in compliance with the 1940 Act. Our Compensation Committee established certain metrics to consider when determining the NEO cash bonuses for 2025 performance, which were paid in 2026, including but not limited to:
•	Net investment income.
•	Return on average equity.
•	Dividend yield.
•	Net asset value growth.
•	Assets under management growth.
Our Compensation Committee also considered (i) capitalization-related factors such as capital raised, investment grade ratings, and leverage, and (ii) other growth metrics and strategic achievements.
In evaluating the performance of our NEOs to determine their 2025 cash bonus amounts, the Compensation Committee considered our performance (particularly with respect to the metrics enumerated above) compared to our Board-approved annual operating plan and to the performance of other BDCs. The Compensation Committee also evaluated the performance and contributions of each NEO, with input from our Chief Executive Officer. Based on the foregoing considerations and analysis, and after due deliberation, the Compensation Committee awarded the NEOs cash bonuses for performance in 2025 (paid in the first quarter of 2026) at 110% of target.

	2025 Target Bonus	Payout % of Target	2025 Actual Bonus
Kyle Brown	$2,100,000	110%	$2,310,000
Michael Testa	$750,000		$825,000
Gerry Harder	$1,200,000		$1,320,000
Sarah Stanton	$750,000		$825,000
Ron Kundich	$630,000		$693,000

Long-Term Incentive Awards
The Company grants certain Long-Term Incentive (“LTI”) awards to our NEOs in the interest of attracting and retaining key employees, motivating our employees to achieve long-range performance goals, and aligning their interests with the long-term interests of our stockholders. Generally, BDCs such as us may not grant shares of their stock for services without an exemptive order from the SEC. On May 27, 2021, we received such exemptive relief from the SEC, thus allowing us — via the Compensation Committee, subject to the discretion of the Board — to grant awards of restricted stock, incentive stock options and non-statutory stock options to certain of the Company’s executive officers, employee directors and other employees under the 2019 Long-Term Incentive Plan, subject to the terms and conditions of the SEC Exemptive Order and such equity incentive plan.
The Company establishes a target LTI opportunity for each NEO at the beginning of the year and has generally determined and granted actual awards in March of the following year based on actual performance during the year.

The percentage of the target award granted is determined discretionarily by the Compensation Committee. The awards are granted in the form of time-based restricted stock awards (“RSAs”) that vest over four years.
For 2025, the Compensation Committee approved adjustments to target LTI opportunities for our NEOs based on various factors including Company and individual performance, competitive market data, and a desire to focus compensation increases primarily in at-risk pay as opposed to fixed salaries. For 2025 (and 2024), the Compensation Committee approved actual LTI awards at 100% of target based on a holistic review of performance.
Under our typical grant timing, our LTI awards are reportable in the Summary Compensation Table (SCT) for the year after the performance year for which we considered them earned (e.g., 2025 LTI awards are reportable as 2026 SCT compensation). However, as previewed in the following table and described further under the “2024 Annual LTI Awards” section, due to a one-time change in grant timing, our 2024 LTI awards were generally SCT-reportable for 2024, resulting in two annual awards being SCT-reportable for 2024 and none for 2025.

	2024 Target & Actual LTI	2025 Target & Actual LTI
Kyle Brown	$3,000,000	$3,700,000
Michael Testa	$600,000	$750,000
Gerry Harder	$880,000	$1,500,000
Sarah Stanton	$680,000	$800,000
Ron Kundich	$600,000	$650,000

SCT Reporting Timing
One-time change to our normal timing:
•
RSAs: 2024 ($1.41M of CEO’s award, all awards for other NEOs)
•
Restricted Cash: 2026-27 (one-time part of CEO’s award – $1.59M in RSA-equivalent value, translated to $1.88M to include estimated forgone dividends during vesting)
Resumed our normal timing: • RSAs: 2026 (all awards)

The chart below visually illustrates our retrospective grant framework and how it maps to SCT reporting, using 2022-2025 LTI awards.

*	2024 grants made in Dec. 2024 except for CEO restricted cash granted in 2025 and reportable in SCT upon vesting during 2026-27
2025 Annual LTI Awards (Granted in 2026)
Consistent with our typical practice, 2025 LTI awards were granted in March 2026 in the form of RSAs with four-year vesting (25% after one year, then quarterly for the next three years). The number of RSAs granted is determined by dividing the intended grant value by the closing stock price on the date of grant. Because these grants occurred in 2026, they are not included in the SCT for 2025, in accordance with SEC rules. They will be reported as 2026 compensation in the SCT in our 2027 proxy statement.

2024 Annual LTI Awards (Granted in Late 2024 and Early 2025)
This discussion is included to provide context for the timing and size of amounts reported in the SCT later in this proxy statement.
•
One-time stock option awards – toward the end of 2024, to further align NEO interests with long-term stockholder returns, the Compensation Committee contemplated providing our NEOs with a one-time award of performance-based stock options, described in greater detail in the next section entitled “2025 One-Time Performance-Based Stock Options.”

•
Annual award “pulled forward” to comply with stock plan limits – our 2024 annual LTI awards, if following our typical practice, would have been granted in March 2025. However, to operate within the limits imposed by our 2019 Long-Term Incentive Plan on the number of shares that can be granted to an individual in a given year, the Compensation Committee determined to grant the one-time performance-based options in 2025 and to pull forward to December 2024 our NEOs’ 2024 LTI awards that would have otherwise been granted in 2025.

○
As a result, our NEOs received their full 2024 annual LTI awards in December 2024 in the form of RSAs, except for Mr. K. Brown, who received a portion of such award in December 2024 in the form of RSAs and the remainder in March 2025 in the form of restricted cash, due to the Compensation Committee’s desire to include him in the 2025 option award while staying within the individual annual share limits in our stock plan.

•
Normal vesting schedule maintained – despite the different grant timing and, for Mr. K. Brown, mix of award vehicles, the 2024 annual LTI awards were designed to have a similar vesting schedule as if they had been granted in March 2025 (i.e., the first tranche vests on March 15, 2026, and the remainder vests in quarterly installments over the next three years).

○
For Mr. K. Brown only, vesting was stratified between the restricted cash and RSAs such that the restricted cash vests during years one and two after grant and the RSAs vest during years three and four.

•
SCT includes two RSA awards in 2024 and none in 2025 – because SCT reporting for equity awards is based on the year of grant, the 2024 SCT value includes both the 2023 RSAs (granted in March 2024) and the 2024 RSAs (granted in December 2024). The 2025 SCT value includes no RSA awards because the 2025 RSA awards were granted in March 2026, resuming our typical practice.

2025 One-Time Performance-Based Stock Options
Toward the end of 2024, to further align our NEOs’ overall compensation with long-range performance goals, long-term growth and the long-term interests of our stockholders, the Compensation Committee contemplated providing our NEOs with a performance-leveraged equity incentive. After considering the equity vehicles available through Trinity’s existing exemptive relief under the 1940 Act (which does not include performance-based full-value awards such as performance share units), the Compensation Committee determined to grant a one-time award of performance-based stock options to our NEOs to motivate and reward significant growth in the Company’s stock price.
Our NEOs’ ability to realize any compensation from these awards is predicated on achievement of significant stock price growth, resulting in strong alignment with stockholder interests.
•	Dual vesting requirements – stock options cannot be exercised until both market- and time-based vesting conditions have been met:
○	Growth hurdle of +50% – our stock price must grow 50% within four years of the date of grant for the stock options to become exercisable (“market condition”).
•
Specifically, the market condition will be satisfied upon achievement of a 90-calendar-day volume-weighted average stock price of at least $23.75, which is 50% higher than the grant date closing stock price of $15.83.

•	If the market condition is not met within four years of grant, all stock options are forfeited.

○
Four-year time-vesting – in addition to the market condition, the stock options time-vest over four years (25% on the first anniversary of grant and quarterly thereafter). Stock options cannot be exercised prior to their time-vesting date, even if the market condition has been satisfied.

•
No participation in dividends – dividends are not paid or accrued while stock options are unexercised, and the exercise price is not adjusted for dividend payments. Therefore, NEOs cannot realize any value from the awards unless Trinity delivers significant stock price growth on top of its high dividend yield.

Equity Grant Policy
The Company does not grant equity awards in anticipation of the release of material non-public information (“MNPI”), and the Company does not time the release of MNPI based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take MNPI into account when determining the timing and terms of such awards. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee has historically granted such awards on a predetermined annual schedule, with annual equity grants generally made to our employees on March 15th of a given year or the closest trading day before such date.
The following table presents information regarding stock options issued to our NEOs in 2025 during any period beginning four business days before the filing or furnishing of a periodic report or current report disclosing MNPI and ending one business day after the filing or furnishing of such report with the SEC.

Executive	Grant Date	Number of securities underlying the award	Exercise Price of the award ($/share)	Grant date fair value of award
Percentage change in the closing
market price of the securities
underlying the award between the
trading day ending immediately
prior to the disclosure of material
non-public information and the
trading day beginning immediately
following the disclosure of material
non-public information(1)

Kyle Brown	3/14/2025	300,000	$15.83	$346,125	1.1%
Michael Testa	3/14/2025	300,000	$15.83	$346,125	1.1%
Gerry Harder	3/14/2025	300,000	$15.83	$346,125	1.1%
Sarah Stanton	3/14/2025	300,000	$15.83	$346,125	1.1%
Ron Kundich	3/14/2025	300,000	$15.83	$346,125	1.1%

(1)
On March 20, 2025, the Company filed a Form 8-K disclosing three items: (1) amended and restated employment letters to three executive officers and a new employment letter to our CFO, (2) our CEO’s retention bonus agreement, and (3) stock option grants to our executive officers (which are identified in the table). This percentage is calculated using the closing price of a share of the Company’s common stock on March 19, 2025 and March 21, 2025 of $15.96 and $16.14, respectively.

Retirement Savings, Health, and Welfare Benefits
We maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have three months of service are eligible to participate. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to the Internal Revenue Service (“IRS”) limits annually for the 2025 plan year, and to direct the investment of these contributions. Plan participants who are age 50 or older during the 2025 plan year are eligible to defer additional “catch up contributions” in amounts up to IRS limits during 2025.
The Board may also, at its sole discretion, provide that the Company will make additional contributions to employee 401(k) plan accounts. Pursuant to such discretion, currently, the Company matches 100% of employee contributions to 401(k) plan accounts in amounts up to, but not exceeding, 4% of the employee’s earnings.
Employee Benefits and Perquisites
Our NEOs are eligible to participate in the Company’s employee benefits plans (including life, health, and accident insurance and disability programs), which are generally available to all our full-time employees, subject to the terms and conditions of the applicable plans. For each of our NEOs, we provide enhanced coverage of life insurance with a value equal to two times the NEO’s annual base salary (up to a maximum of $500,000) and long-term disability insurance equal to 60% of income (up to a maximum of $14,000 per month). In 2025, each of our NEOs received an automotive payment allowance totaling $15,000 for the year in the case of Messrs. K. Brown, Harder and Kundich and totaling $12,000 for the year in the case of Mr. Testa and Ms. Stanton.
For reasons including the productivity and safety of our executives, the Company may offer certain executives use of the corporate aircraft for personal travel, either on an ad hoc basis or in the form of an annual allotment of flight hours. Our Chief Executive Officer is permitted up to fifty hours per calendar year of personal use of the corporate aircraft and is responsible for approving personal use of the corporate aircraft for other executives. Allotments to our Chief Operating Officer are capped at a guideline of twenty hours per calendar year.
Severance and CIC Agreements
Under amended and restated employment letters with our NEOs (“A&R NEO Agreements”), upon a termination by the Company of an NEO’s employment without “Cause” or upon a resignation by the NEO with “Good Reason” (each as defined in the A&R NEO Agreements), in addition to certain vested rights the NEO may have under any of the Company’s employee benefit plans and payment to the NEO for any accrued but unused vacation days, the NEO is entitled to certain additional payments and benefits as outlined below. The payments and benefits depend on whether such termination occurs in connection with a “Covered Transaction” as defined in the 2019 Long-Term Incentive Plan. These payments and benefits are also conditioned on the NEO’s execution and non-revocation of a general release of claims in favor of the Company and the NEO’s continued compliance with certain post-employment restrictive covenants.

	Unrelated to a Covered Transaction		Within 24 Months After a Covered Transaction
Payment or Benefit	CEO	Other NEOs	CEO	Other NEOs
Salary Severance	2x salary (paid monthly)	1x salary (paid monthly)	3x salary (lump sum)	2x salary (lump sum)
Prior Year Bonus	Any earned but unpaid bonus for year ending on or before termination date
Additional Bonus- Based Payment	Current-year bonus based on actual performance and paid in normal course, pro-rated based on service		2x average of last 3 bonuses	1x average of last 3 bonuses
Acceleration of Time- Vesting Equity	Acceleration of unvested awards that would have vested within 2 years of termination date		Acceleration of all unvested awards
Health Benefits Continuation	2 years (paid monthly)	1 year (paid monthly)	3 years (lump sum)	2 years (lump sum)

Under the A&R NEO Agreements, in the event that an NEO’s employment is terminated due to death or disability, in addition to certain vested rights the NEO may have under any of the Company’s employee benefit plans and payment to the NEO (or the NEO’s estate) for any accrued but unused vacation days, the NEO (or the NEO’s estate) will be paid (i) any earned but unpaid bonus with respect to the calendar year ending on or preceding the date of termination and (ii) a pro rata portion of the NEO’s annual bonus for the then-current calendar year, based on the Company’s actual performance and payable at the same time bonuses for such year are paid to other senior executives of the Company.
The A&R NEO Agreements also include certain confidentiality, non-competition and non-solicitation provisions and certain other restrictive covenants.
The rationale behind providing severance packages under certain circumstances described above is to attract and retain talented executives and assure them that they will not be financially disadvantaged if they relocate and/or leave another job to join us, but are not retained following a transaction and to ensure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the consummation of such a transaction. For more discussion regarding executive compensation in the event of a termination or change in control, please see the table entitled “2025 Potential Payments Upon Termination of Employment Table.”

Stock Ownership Guidelines
The Company maintains stock ownership guidelines for our executive officers and Board. We believe that material stock ownership by the NEOs plays a role in effectively aligning the NEOs’ interests with those of stockholders and strongly motivates the NEOs to build long-term stockholder value. Pursuant to our stock ownership guidelines, by the fifth anniversary of the date an executive or director first becomes subject to the guidelines (the “Compliance Date”), he or she must hold common stock of Trinity of at least the following amounts:

Title	Ownership Requirement
CEO or President	5x salary
Other Executive Officers	3x salary
Non-Employee Directors	2x annual cash retainer for Board service (excluding additional fees for chairman and committee service)

Shares may be owned directly or indirectly by the executive officer or director; however, for this purpose, shares underlying unvested restricted stock awards do not count toward meeting the ownership requirements. Prior to the Compliance Date, an executive officer or director must retain at least 50% of the net after-tax shares acquired through the vesting of restricted stock awards until he or she meets the ownership threshold. After the Compliance date, if an executive officer or non-employee director has not met the ownership requirements, he or she is required to retain 100% of the net after-tax shares received through the vesting of restricted stock awards until compliance is achieved. As of March 31, 2026 all NEOs and directors were in compliance with the stock ownership guidelines.
Executive Compensation Recovery, or “Clawback”
We have adopted a Clawback Policy in accordance with the requirements of Nasdaq Listing Rule 5608 and Rule 10D-1 under the Exchange Act. Our Clawback Policy provides for the recovery of certain incentive-based compensation in the event of an accounting restatement of our financial statements in connection with material non-compliance with any financial reporting requirement under U.S. Federal securities laws, including any required accounting statement to correct a material error in previously issued financial statements. Under the Clawback Policy, we will promptly recoup from covered executive officers, including our NEOs, erroneously awarded compensation received by any such covered executive officer after the policy’s effective date if we are required to prepare an accounting restatement.
Derivatives Trading, Hedging, and Pledging Policies
Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our chief compliance officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our chief compliance officer.
Accounting for Stock-Based Compensation
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, (“ASC Topic 718”), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors based on the grant date fair value of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their share-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the award.

Section 409A
The Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Internal Revenue Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.
“Golden Parachute” Payments
Sections 280G and 4999 of the Internal Revenue Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceed certain prescribed limits, and that we, or a successor, may forfeit a deduction on the amounts subject to this additional tax. We do not provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change in control.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with management and based on such review and discussions, the Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2025.

Compensation Committee:

Michael E. Zacharia
Ronald E. Estes
Richard P. Hamada

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table shows the compensation paid or accrued to our NEOs during the fiscal years ended December 31, 2025, December 31, 2024 and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)(3)(4)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(4)(5)	Total ($)
Kyle Brown Chief Executive Officer, President and Chief Investment Officer, and Director	2025	750,000	2,310,000	—	346,125	92,095	3,498,220
	2024	733,333	1,815,000	4,410,811	—	13,800	6,972,944
	2023	650,000	1,343,400	2,673,982		13,200	4,680,582
Michael Testa Chief Financial Officer and Treasurer(1)	2025	491,667	825,000	—	346,125	32,987	1,695,779
Gerald Harder Chief Operating Officer	2025	650,000	1,320,000	—	346,125	45,215	2,361,340
	2024	625,000	715,000	1,759,998	—	13,800	3,113,798
	2023	500,000	792,800	742,769	—	13,200	2,048,769
Sarah Stanton General Counsel, Chief Compliance Officer and Secretary(1)	2025	497,500	825,000	—	346,125	36,014	1,704,639
Ron Kundich Chief Credit Officer(1)	2025	525,000	693,000	—	346,125	30,842	1,594,967

(1)	Messrs. Testa and Kundich and Ms. Stanton were not NEOs prior to 2025.
(2)
Includes discretionary annual cash bonuses earned by the NEOs in the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, which were declared by the Compensation Committee and were based on Company performance, individualized performance and other metrics in accordance with the NEO Agreements. See “— NEO Agreements.”

(3)
In addition to their discretionary annual cash bonuses, in the fiscal year ended December 31, 2023, Messrs. K. Brown and Harder received discretionary cash bonuses of $353,400 and $192,800, respectively, in connection with the Company’s January 2022 $50.8 million realized gain from the liquidation of equity positions in two portfolio companies.

(4)
Beginning in 2023, the Company revised its methodology for calculating “All Other Compensation” pursuant to the applicable instructions in Item 402(c)(2)(ix) to exclude distributions accrued on restricted stock awards, as the Company believes these distributions are factored into the grant date fair value shown in the “Stock Awards” column of the Summary Compensation Table.

(5)
Amounts in this column for 2025 include life and disability insurance premiums, 401(k) company matching contributions, personal use of corporate aircraft (calculated using the incremental cost of operation due to personal use based on variable costs incurred, including additional fuel charges, landing fees, departure fees, trip charges and hourly charges), and automotive payment allowance for each NEO, each as set forth in the following table:

Name	Insurance Premiums ($)	401(k) Company Matching Contributions ($)	Aircraft Use ($)	Automotive Allowance ($)
Kyle Brown	$ 1,842	$ 14,000	$ 61,253	$ 15,000
Michael Testa	$ 1,842	$ 14,000	$ 5,145	$ 12,000
Gerald Harder	$ 1,842	$ 14,000	$ 14,373	$ 15,000
Sarah Stanton	$ 1,842	$ 14,000	$ 8,172	$ 12,000
Ron Kundich	$ 1,842	$ 14,000	$—	$ 15,000

Grants of Plan-Based Awards Table
The following table includes information regarding RSAs and options granted to Named Executive Officers under the 2019 Long-Term Incentive Plan during 2025.

Name	Grant Date	Approval Date	Estimated Future Payouts Under Equity Incentive Plan Awards			Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(2)
			Threshold	Target(1)	Maximum
Kyle Brown	3/14/2025	3/14/2025	—	300,000	—	$15.83	$346,125
Michael Testa	3/14/2025	3/14/2025	—	300,000	—	$15.83	$346,125
Gerald Harder	3/14/2025	3/14/2025	—	300,000	—	$15.83	$346,125
Sarah Stanton	3/14/2025	3/14/2025	—	300,000	—	$15.83	$346,125
Ron Kundich	3/14/2025	3/14/2025	—	300,000	—	$15.83	$346,125

(1)
Amounts in this column represent options awards granted to the NEOs under the 2019 Long Term Incentive Plan, which are subject to both a performance condition and service condition as follows: if the volume weighted average trading price per share of the Company’s common stock for 90 consecutive days is equal to or greater than $23.75, then, provided the NEO remains in continuous employment with the Company through the applicable vesting date the stock options vest as follows: 25% on March 14, 2026 with the remaining 75% vesting pro rata over the twelve full calendar quarters immediately following March 14, 2026. Accordingly, there are no threshold or maximum amounts with respect to such option awards.

(2)
The amounts in this column represent the aggregate fair value of the options granted under the 2019 Long Term Incentive Plan calculated using a Monte Carlo valuation as a weighted average of $1.1538 per share as of grant date.

Outstanding Equity Awards at Fiscal Year-End

		Option Awards					Stock Awards
Name	Grant Date of Award	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised, unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(1)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Kyle Brown
Option Award	3/14/2025	—	—	300,000(2)	$15.83	3/14/2035	—	—	—	—
RSA	12/20/2024	—	—	—	—	—	97,297(3)	1,425,401	—	—
RSA	3/15/2024	—	—	—	—	—	114,022(4)	1,670,422	—	—
RSA	3/15/2023	—	—	—	—	—	65,029(4)	952,675	—	—
RSA	3/15/2022	—	—	—	—	—	13,006(4)	190,538	—	—
Michael Testa
Option Award.	3/14/2025	—	—	300,000(2)	$15.83	3/14/2035	—	—	—	—
RSA	12/20/2024	—	—	—	—	—	41,379(5)	606,202	—	—
RSA	3/15/2024	—	—	—	—	—	22,805(4)	334,093	—	—
RSA	3/15/2023	—	—	—	—	—	5,497(4)	80,531	—	—
RSA	3/15/2022	—	—	—	—	—	362(4)	5,303	—	—
Gerald Harder
Option Award	3/14/2025	—	—	300,000(2)	$15.83	3/14/2035	—	—	—	—
RSA	12/20/2024	—	—	—	—	—	60,690(5)	889,109	—	—
RSA	3/15/2024	—	—	—	—	—	33,447(4)	489,999	—	—
RSA	3/15/2023	—	—	—	—	—	18,065(4)	264,652	—	—
RSA	3/15/2022	—	—	—	—	—	3,613(4)	52,930	—	—
Sarah Stanton
Option Award	3/14/2025	—	—	300,000(2)	$15.83	3/14/2035	—	—	—	—
RSA	12/20/2024	—	—	—	—	—	46,897(5)	687,041	—	—
RSA	3/15/2024	—	—	—	—	—	25,846(4)	378,644	—	—
RSA	3/15/2023	—	—	—	—	—	10,555(4)	154,631	—	—
RSA	3/15/2022	—	—	—	—	—	1,084(4)	15,881	—	—
Ron Kundich
Option Award	3/14/2025	—	—	300,000(2)	$15.83	3/14/2035	—	—	—	—
RSA	12/20/2024	—	—	—	—	—	41,379(5)	606,202	—	—
RSA	3/15/2024	—	—	—	—	—	22,805(4)	334,093	—	—
RSA	3/15/2023	—	—	—	—	—	13,549(4)	198,493	—	—
RSA	3/15/2022	—	—	—	—	—	2,710(4)	39,702	—	—

(1)	Market value of shares of stock that have not vested as of December 31, 2025 valued at the closing stock price on December 31, 2025 of $14.65.
(2)
Options vest if the volume weighted average trading price per share of the Company’s common stock for 90 consecutive days is equal to or greater than $23.75, then, provided the NEO remains in continuous employment with the Company through the applicable vesting date the stock options vest as follows: 25% on March 14, 2026 with the remaining 75% vesting pro rata over the twelve full calendar quarters immediately following March 14, 2026.

(3)	12.5% of such restricted shares will vest on June 15, 2027, with the remaining 87.5% vesting pro rata over the seven full calendar quarters immediately following June 15, 2027.
(4)
25% of such restricted shares vested on the first anniversary of the grant date of the award with the remaining 75% of shares vesting pro rata over the twelve full calendar quarters immediately following first anniversary of the grant date of the award.

(5)	25% of shares vested on March 15, 2026 with the remaining 75% of shares vesting pro rata over the twelve full calendar quarters immediately following March 15, 2026.

Option Exercises and Stock Vested
The following table shows the shares acquired upon vesting of RSAs during 2025. No stock options had vested or were exercised in 2025.

Name	Stock Awards
	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)(2)
Kyle Brown	192,727	$ 2,977,379
Michael Testa	24,432	$378,834
Gerald Harder	54,913	$848,485
Sarah Stanton	32,880	$508,965
Ron Kundich	39,412	$608,783

(1)	Number of shares acquired on vesting is before withholding of vesting shares by the Company to satisfy tax withholding obligations.
(2)	Value realized upon vesting is based on the closing market price of the Company’s stock on the vesting date.
Equity Compensation Plan Information
Set forth in the table below is a list of all of the Company’s equity compensation plans and certain information about the number of shares that were subject to outstanding equity awards under such equity compensation plans and the shares remaining available for issuance thereunder as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2019 Trinity Capital Inc. Long-Term Incentive Plan, as Amended	1,500,000	$15.83	3,876,647
Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan, as Amended	—	$—	46,240
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	3,922,887

NEO Agreements
On March 14, 2025, we entered into amended and restated employment letters with our NEOs (the “A&R NEO Agreements”). Under the A&R NEO Agreements, upon a termination by the Company of an NEO’s employment without “Cause” or upon a resignation by the NEO with “Good Reason” (each as defined in the A&R NEO Agreements), in addition to certain vested rights the NEO may have under any of the Company’s employee benefit plans and payment to the NEO for any accrued but unused vacation days, the NEO will receive, (i) an amount equal to the NEO’s monthly base salary, for a period of twenty-four (24) months for Mr. K. Brown, which will increase to a lump sum payment of three (3) times his annual base salary in the event that such termination occurs within the twenty-four (24) month period following certain “Covered Transactions” (as defined in the 2019 Long-Term Incentive Plan), and twelve (12) months of continued base salary for the other NEOs, which will increase to a lump sum payment of two (2) times their respective annual base salaries in the event that such termination occurs within the twenty-four (24) month period following certain Covered Transactions, (ii) any earned but unpaid annual bonus with respect to the calendar year ending on or preceding the date of termination, (iii) a pro rata portion of the NEO’s annual bonus for the then-current calendar year, based on the Company’s actual performance and payable at the same time bonuses for such year are paid to other senior executives of the Company, provided that, in the event that any such termination occurs within the twenty-four (24) month period following a Covered Transaction, such amount will be equal to one (1) times the average of the NEO’s most recent three annual bonuses (or two (2) times such amount in the case of Mr. K. Brown), to be paid in a lump sum within sixty (60) days following such termination of employment, (iv) accelerated vesting of outstanding time-based awards under the 2019 Long-Term Incentive Plan for any portion of such awards that would have become vested within two (2) years of the NEO’s termination date, and in the event that such termination occurs within the twenty-four (24) month period following a Covered Transaction, full vesting of all outstanding time-based awards and (v) if the NEO elects COBRA coverage under the Company’s group health plan, a payment equal to the Company’s monthly portion of premiums for a period of twenty-four (24) months for Mr. K. Brown and twelve (12) months for the other NEOs, which will increase to a lump sum payment of thirty-six (36) months and twenty-four (24) months, respectively, in the event that such termination occurs within the twenty-four (24) month period following a Covered Transaction. The payment of any such severance described above is conditioned on the NEO’s execution and non-revocation of a general release of claims in favor of the Company, and the NEO’s continued compliance with certain post-employment restrictive covenants.
Under the A&R NEO Agreements, in the event that an NEO’s employment is terminated due to death or disability, in addition to certain vested rights the NEO may have under any of the Company’s employee benefit plans and payment to the NEO (or the NEO’s estate) for any accrued but unused vacation days, the NEO (or the NEO’s estate) will be paid (i) any earned but unpaid bonus with respect to the calendar year ending on or preceding the date of termination and (ii) a pro rata portion of the NEO’s annual bonus for the then-current calendar year, based on the Company’s actual performance and payable at the same time bonuses for such year are paid to other senior executives of the Company.
The A&R NEO Agreements provide for, to the extent permitted by applicable law, a non-competition period of 12 months and other restrictive covenants after termination of employment. In addition, these agreements provide for, to the extent permitted by applicable law, a non-solicitation period of 12 months after any termination of employment and for perpetual protection of confidential company information.
Under the A&R NEO Agreements, the NEOs are entitled to certain payments upon certain terminations of employment, including if a termination occurred in connection with a change in control. The following table sets forth those potential payments with respect to each applicable NEO if their employment had terminated on December 31, 2025:
2025 Potential Payments upon Termination of Employment Table

Name	Benefit	Death(4)	Disability(4)	Termination Without Cause or for Good Reason(4)	Within Two Years After Change in Control; Termination Without Cause or for Good Reason(4)
Kyle Brown	Severance(1)	$1,500,000	1,500,000	1,500,000	2,250,000
	Bonus(2)	$2,310,000	2,310,000	2,310,000	2,310,000
	Equity Award Acceleration(3)	$3,162,539	3,162,539	3,162,539	4,239,036
	COBRA Premiums(4)	$36,783	36,783	36,783	55,174
	Total	$7,009,322	7,009,322	7,009,322	8,854,210
Michael Testa	Severance(1)	$500,000	500,000	500,000	1,000,000
	Bonus(2)	$825,000	825,000	825,000	825,000
	Equity Award Acceleration(3)	$799,538	799,538	799,538	1,026,130
	COBRA Premiums(4)	$18,391	18,391	18,391	36,783
	Total	$2,142,929	2,142,929	2,142,929	2,887,913
Gerald Harder	Severance(1)	$650,000	650,000	650,000	1,300,000
	Bonus(2)	$1,320,000	1,320,000	1,320,000	1,320,000
	Equity Award Acceleration(3)	$1,364,369	1,364,369	1,364,369	1,696,690
	COBRA Premiums(4)	$12,822	12,822	12,822	25,644
	Total	$3,347,191	3,347,191	3,347,191	4,342,334

Name	Benefit	Death(4)	Disability(4)	Termination Without Cause or for Good Reason(4)	Within Two Years After Change in Control; Termination Without Cause or for Good Reason(4)
Sarah Stanton	Severance(1)	$510,000	510,000	510,000	1,020,000
	Bonus(2)	$825,000	825,000	825,000	825,000
	Equity Award Acceleration(3)	$979,396	979,396	979,396	1,236,196
	COBRA Premiums(4)	$18,391	18,391	18,391	36,783
	Total	$2,332,787	2,332,787	2,332,787	3,117,979
Ron Kundich	Severance(1)	$525,000	525,000	525,000	1,050,000
	Bonus(2)	$693,000	693,000	693,000	693,000
	Equity Award Acceleration(3)	$951,898	951,898	951,898	1,178,490
	COBRA Premiums(4)	$12,822	12,822	12,822	25,644
	Total	$2,182,720	2,182,720	2,182,720	2,947,134

(1)
In the event of a termination without cause or for good reason, in each case, other than within 24 months following a change in control, or due to death or disability, severance pay includes an employee’s annual base salary paid monthly for 12 months following termination (24 months in the case of Mr. K. Brown). In the case of a termination without cause or for good reason, in each case, within 24 months following a change in control, the severance payment is two times the employee’s annual base salary (three times in the case of Mr. K. Brown) paid in lump sum.

(2)
Bonus compensation includes an employee’s annual bonus earned but not yet paid and, if applicable, an employee’s pro rata annual bonus for the year of termination paid in lump sum. Amounts for pro rata annual bonus are not included in the table because it assumes a termination date December 31, 2025, and the NEO would already be entitled to receive that bonus for that fiscal year. In the case of a termination without cause or for good reason, in each case, within 24 months following a change in control, the pro rata annual bonus is calculated using the average of the employee’s bonuses over the last three years (and multiplied by two in the case of Mr. K. Brown).

(3)
In the event of a termination without cause or for good reason, in each case, other than within 24 months following a change in control, or due to death or disability, there would be accelerated vesting of unvested time-based restricted stock that would have become vested during the two-year period following such termination. In the event of a termination without cause or for good reason, in each case, within 24 months following a change in control, all unvested time-based restricted stock would vest in full. No amount was included above with respect to the outstanding performance-based options because the performance condition underlying vesting was not satisfied as of December 31, 2025 (and the options would not have otherwise become vested in connection with any such termination event) and the exercise price of such options exceeded the closing stock price on December 31, 2025.

(4)
In the event of a termination without cause or for good reason, in each case, other than within 24 months following a change in control, or due to death or disability severance pay includes monthly company paid employer contributions towards COBRA continuation coverage for 12 months following termination (24 months in the case of Mr. K. Brown). In the case of a termination without cause or for good reason, in each case within 24 months following a change in control, the COBRA continuation coverage payment is for premiums equal to 24 months (36 months in the case of Mr. K. Brown) paid in lump sum.

CEO PAY RATIO
The 2025 total compensation of the median compensated employee among all our employees who were employed as of December 31, 2025, other than Mr. K. Brown, our Chief Executive Officer, was $207,537; Mr. K. Brown’s 2025 total compensation was $3,498,220; and the ratio of these amounts was approximately 16.9-to-1.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. For these purposes, we identified the median compensated employee using each employee’s 2025 base salary, cash bonus earned for calendar year 2025 and the grant date fair value of restricted stock awards and options granted in 2025. We identified our employee population as of December 31, 2025 based on our payroll records or based on our treatment of employees for U.S. tax or local tax reporting purposes. We do not have any non-U.S. employees.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

PAY VERSUS PERFORMANCE
Pay versus Performance Table
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance measures of the Company and certain of its peers. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, see the “Compensation Discussion and Analysis” above.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Fixed $100 Investment Based On:		Net Income ($ in thousands)(7)	Return on Average Equity %(8)
					TSR ($)(5)	Peer Group TSR ($)(6)
2025	3,498,220	4,284,630	1,839,181	1,930,852	204	144	135,604	15.5%
2024	6,972,944	7,845,282	4,618,957	5,173,980	176	149	115,596	16.7%
2023	5,173,541	7,549,565	3,364,676	4,806,097	154	128	76,893	17.5%

(1)
Effective January 1, 2024, Mr. K. Brown succeeded Mr. S. Brown as Chief Executive Officer of the Company, and Mr. S. Brown assumed the role of Executive Chairman. Mr. K. Brown served as principal executive officer for all of 2025 and 2024 and is reflected in the amounts for those years. Mr. S. Brown served as principal executive officer for all of 2023 and is reflected in the amount for that year.

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our CEO. These amounts reflect the Summary Compensation Table (“SCT”) total with certain adjustments as set forth in the following reconciliation table:

Year	SCT Total ($)	SCT Option Awards ($)	Year-End Fair Value of Option Awards Granted in Covered Year ($)	SCT Stock Awards ($)	Year-End Fair Value of Stock Awards Granted in Covered Year ($)	Change in Fair Value of Unvested Stock Awards from Prior Years ($)	Change in Fair Value of Stock Awards from Prior Years that Vested in the Covered Year ($)	Value of Dividends on Unvested Stock Awards Not Otherwise Reflected in Fair Value ($)	Compensation Actually Paid ($)
2025	3,498,220	(346,125)	183,188	—	—	52,084	188,619	708,644	4,284,630
2024	6,972,944	—	—	(4,410,811)	4,341,000	(10,925)	12,785	940,289	7,845,282
2023	5,173,541	—	—	(2,822,541)	3,191,544	629,114	480,629	897,278	7,549,565

(3)
The dollar amounts reported in this column represent the average amounts reported for the Company’s NEOs as a group (excluding the Chief Executive Officer) as total compensation in our summary compensation table for each of the corresponding years. The names of each of the NEOs for this purpose are as follows: (a) for 2025, Messrs. Testa, Harder, and Kundich and Ms. Stanton; (b) for 2024, Messrs. S. Brown and Harder; (c) for 2023, Messrs. K. Brown and Harder.

(4)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our Non-PEO NEOs. These amounts reflect the SCT total with certain adjustments as set forth in the following reconciliation table:

Year	SCT Total ($)	SCT Option Awards ($)	Year-End Fair Value of Option Awards Granted in Covered Year ($)	SCT Stock Awards ($)	Year-End Fair Value of Stock Awards Granted in Covered Year ($)	Change in Fair Value of Unvested Stock Awards from Prior Years ($)	Change in Fair Value of Stock Awards from Prior Years that Vested in the Covered Year ($)	Value of Dividends on Unvested Stock Awards Not Otherwise Reflected in Fair Value ($)	Compensation Actually Paid ($)
2025	1,839,181	(346,125)	183,188	—	—	15,781	37,720	201,107	1,930,852
2024	4,618,957	—	—	(3,079,324)	3,039,785	(7,283)	8,514	593,331	5,173,980
2023	3,364,676	—	—	(1,708,376)	1,931,727	381,859	292,208	544,002	4,806,097

(5)
Total Shareholder Return represents the value of a hypothetical $100 investment beginning at market close on the last trading day of year ended December 31, 2022, assuming reinvestment of all dividends.

(6)	The peer group used for this purpose is the S&P BDC Index.
(7)
Amounts represent the “Net increase (decrease) in net assets resulting from operations” (“Net Income”) as presented in our consolidated financial statements for the year ended December 31, 2025 in our Annual Report on Form 10-K for such year.

(8)
Amounts represent the “Ratio of net investment income to average net assets” (“Return on Average Equity”) as presented in Note 11 to our consolidated financial statements for the year ended December 31, 2025 in our Annual Report on Form 10-K for such year.

As described further under “Compensation Discussion and Analysis,” restrictions imposed by the 1940 Act require the Compensation Committee and the Board to maintain discretion in determining incentive compensation for executive officers and limit the use of formulaic Company performance goals or criteria to determine such incentive compensation. The Compensation Committee considers several financial metrics, along with other factors including capitalization-related factors, other growth metrics, strategic achievements, and individual performance criteria, in determining the appropriate compensation for the NEOs. Subject to the restrictions imposed by the 1940 Act, in the Company’s assessment, the following list of performance measures represents the most important performance measures used to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to Company performance:
•	Net investment income.
•	Return on Average Equity.
•	Dividend yield.
•	Net asset value growth.
•	Assets under management growth.
Analysis of the Information Presented in the Pay versus Performance Table
In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance Table.
The graph below reflects the relationship between Compensation Actually Paid to our PEO and other NEOs and Total Shareholder Return for the Company and the S&P BDC Index:

The graph below reflects the relationship between Compensation Actually Paid to our PEO and other NEOs and Net Income:

The graph below reflects the relationship between Compensation Actually Paid to our PEO and other NEOs and Return on Average Equity:

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have established procedures to govern the review, approval and monitoring of transactions involving the Company and certain persons related to it. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with the Company, including our officers, directors, and employees and any person controlling or under common control with us.
In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with the Company, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, the Company, companies controlled by us and our employees and directors.
We will not enter into any agreements unless and until the Board is satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek the review and obtain the approval of the Board and, if required, exemptive relief from the SEC for such transactions.
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers with the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we will indemnify the director or executive officer who is a party to the agreement, including the advancement of legal expenses, if, by reason of his or her corporate status, such director or executive officer is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in our right, to the maximum extent permitted by Maryland law and the 1940 Act.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, New York, New York, has been appointed by the Board, including a majority of the Independent Directors, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. This selection is presented for ratification by the stockholders. The Company knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Company. A representative of Ernst & Young LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.
Fees
Ernst & Young LLP also acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2025 and December 31, 2024. Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by Ernst & Young LLP for professional services performed for the fiscal years ended December 31, 2025 and December 31, 2024:

	For the fiscal year ended December 31, 2025	For the fiscal year ended December 31, 2024
Audit Fees	$1,452,000	$1,191,500
Audit-Related Fees(1)	$—	$220,000
Tax Fees	$—	$46,000
All Other Fees(2)	$—	$—
Total Fees	$1,452,000	$1,457,500

(1)	“Audit-Related Fees” are those fees billed to the Company by Ernst & Young LLP for services provided by Ernst & Young LLP.
(2)	“All Other Fees” are those fees, if any, billed to the Company by Ernst & Young LLP in connection with permitted non-audit services.
Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF
ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO
THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

AUDIT COMMITTEE REPORT
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements as of and for the year ended December 31, 2025, as filed with the SEC as part of the Company’s annual report on Form 10-K for the year ended December 31, 2025. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Ernst & Young LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by Ernst & Young LLP in order to assure that the provision of such services does not impair the firm’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by Ernst & Young LLP to management.
The Audit Committee received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to Ernst & Young LLP. It also has reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting Ernst & Young LLP from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2025 be included in the Company’s annual report on Form 10-K for the year ended December 31, 2025 for filing with the SEC. The Audit Committee also recommended the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.
Audit Committee Members:
Ronald E. Estes, Chairman
Michael E. Zacharia
Richard P. Hamada
The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3: NON-BINDING AND ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, we are asking our stockholders to vote, on a non-binding and advisory basis, to approve the compensation of our NEOs for the year ended December 31, 2025, as disclosed pursuant to the SEC’s compensation disclosure rules. This proposal is commonly referred to as a “Say-on-Pay” vote.
As described in detail under the “Compensation Discussion and Analysis,” we rely heavily on equity ownership creating a direct link between the compensation realized by our NEOs and the interests of our stockholders. The components of our executive compensation program are designed to attract, retain, reward and motivate talented executives while offering an effective mix of fixed and variable compensation that balances short-term and long-term compensation considerations that are closely tied to the growth of the Company and enhanced stockholder value.
Please read the “Compensation Discussion and Analysis” beginning on page 24 and the “Executive Compensation Tables” beginning on page 36 for more information about the compensation of our NEOs during 2025.
This Say-on-Pay vote is not binding on our board of directors. However, our board of directors and the Compensation Committee value the opinions of our stockholders and will carefully review and consider the results of this Say-on-Pay vote when making future compensation decisions for our NEOs. In particular, to the extent there is any significant vote against the compensation of our NEOs as disclosed in this Proxy Statement, the Compensation Committee and our Board will carefully consider our stockholders' concerns and evaluate whether any actions are necessary or appropriate to address those concerns. Subject to the results of the stockholder vote on the Say-on-Frequency Proposal (Proposal 4) at the Annual Meeting, we intend to hold Say-on-Pay votes on an annual basis, and thus, we expect that we will conduct our next Say-on-Pay vote at our 2027 Annual Meeting.
Text of the Resolution to be Adopted
We are asking stockholders to vote “For” the following resolutions:
“RESOLVED, that the stockholders approve, on a non-binding, advisory basis, the compensation paid to the Company’s NEOs for the fiscal year ended December 31, 2025, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion disclosed in this Proxy Statement.”
Required Vote
The approval of this advisory resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this item.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING AND ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS.

PROPOSAL 4: NON-BINDING AND ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING, ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, we are asking our stockholders to vote, on a non-binding and advisory basis, on the frequency of future Say-on-Pay votes, as disclosed pursuant to the SEC’s compensation disclosure rules. This proposal is commonly referred to as a “Say-on-Frequency” vote.
By voting on this Say-on-Frequency Proposal, stockholders may indicate, on a non-binding and advisory basis, whether the Say-on-Pay vote should occur every 1 year, 2 years or 3 years.
After careful consideration, the Board has determined that an annual Say-on-Pay vote is the most appropriate policy for the Company as it will allow our stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. Further, while our executive compensation program is designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation would provide the Company with more direct and immediate feedback on those compensation disclosures. The Board believes that an annual vote is therefore consistent with our efforts to engage in an ongoing dialogue with, our stockholders on executive compensation matters.
This vote is advisory and not binding on the Company, the Board or the Compensation Committee in any way. The Board and the Compensation Committee will, however, take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.
Text of the Resolution to be Adopted
Please mark on the proxy card or voting instruction form your preference as to the frequency of holding future Say-on-Pay stockholder advisory votes as either every 1 year, every 2 years, or every 3 years, or mark “abstain” from voting when you vote in response to the resolution set forth below:
“RESOLVED, that the option of once every one year, two years or three years that receives the highest number of votes cast for this resolution will be deemed the preferred frequency selected by stockholders on an advisory basis with which Trinity Capital Inc. is to hold a stockholder “Say on Pay” vote to approve the compensation of the NEOs, as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures).”
Required Vote
The option of one year, two years or three years that receives the highest number of votes cast by stockholders in person (virtually) or by proxy will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this item. The Proxies intend to vote proxies received by them in favor of once every 1 YEAR unless another choice is specified.
This Say-on-Frequency vote is not binding on the Board. However, the Board has determined that if the “1 Year” option receives the highest number of votes pursuant to this Proposal 4, then it will adopt an annual frequency of future Say-on-Pay votes.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR A FREQUENCY OF 1 YEAR, ON A NON-BINDING AND ADVISORY BASIS, FOR FUTURE NON-BINDING, ADVISORY VOTES TO
APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 5: APPROVAL OF THE AMENDMENT TO THE TRINITY CAPITAL INC. 2019 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN
General
The Company is seeking stockholder approval of an amendment to the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan, as amended (the “2019 Restricted Stock Plan,” and as so amended by this proposal, the “Amended 2019 Restricted Stock Plan”) to increase the total number of shares available for issuance thereunder by 100,000 shares (from 120,000 shares to 220,000 shares). The 2019 Restricted Stock Plan was initially approved and adopted by the Board on October 17, 2019 and by the Company’s stockholders on June 17, 2021 at the Company’s 2021 Annual Meeting of Stockholders. The 2019 Restricted Stock Plan became effective on June 17, 2021. An amendment to the 2019 Restricted Stock Plan to increase the number of shares available for issuance thereunder by 60,000 shares (from 60,000 to 120,000 shares) was approved by our Board on April 23, 2024 and by our stockholders on June 12, 2024 at our 2024 Annual Meeting, which amendment became effective as of such date of stockholder approval (June 12, 2024) (the “Prior Amendment”).
The purpose of the 2019 Restricted Stock Plan is to provide a means through which the Company may attract and retain qualified non-employee directors on the Board. The 2019 Restricted Stock Plan currently authorizes the issuance of up to 120,000 shares to the Company’s non-employee directors, which are directors who are not “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act). As of March 31, 2026, 46,240 shares remained available for issuance under the 2019 Restricted Stock Plan. As noted in the “Director Compensation Section,” after review of director compensation at peer companies and in consultation with FW Cook, we have decided to increase the equity compensation of our independent directors from $50,000 annually to $105,000 annually starting in 2026. Since the Company proposed the Prior Amendment for approval by stockholders in 2024, the shares available for issuance thereunder have been significantly reduced and the Company’s market capitalization and total assets have each increased over 60%. Accordingly, the Company is seeking stockholder approval to further amend the 2019 Restricted Stock Plan to increase the number of shares available for issuance thereunder, as described in this proposal.
On April 28, 2026, the Board and the Compensation Committee unanimously approved and adopted this amendment to the 2019 Restricted Stock Plan, subject to stockholder approval, concluding that it is in the best interests of the Company and its stockholders. The Board and the Compensation Committee considered various aspects of the 2019 Restricted Stock Plan in approving the amendment, including the number of shares reserved for issuance thereunder, the number of shares currently available for issuance thereunder, the Company’s historic grant rates, the Company’s intended future grant rates, the cost of issuing additional shares, the impact of share dilution on the Company’s stockholders, the important role of granting restricted stock awards as compensation to our non-employee directors, and the non-employee director restricted stock compensation programs of other internally managed BDCs. The Board believes that the proposed increase in the number of shares available for issuance under the 2019 Restricted Stock Plan is necessary for attracting, retaining and motivating the Company’s non-employee directors, as well as continuing to align their interests with those of stockholders.
The Board unanimously recommends that stockholders approve the amendment to the 2019 Restricted Stock Plan.
If this proposal is approved by stockholders, the amendment to the 2019 Restricted Stock Plan will become effective immediately and the Company will have the ability to issue an additional 100,000 shares under the 2019 Restricted Stock Plan, for a total amount of 220,000 shares (including awards previously granted under the 2019 Restricted Stock Plan). If the amendment is not approved by stockholders, the amendment will not become effective, the existing 2019 Restricted Stock Plan will continue in full force and effect under its current terms, and the Company may continue to grant awards under the 2019 Restricted Stock Plan, subject to its terms, conditions and limitations, using the remaining shares available for issuance thereunder (if any).
A copy of the amendment to the 2019 Restricted Stock Plan is attached as Appendix A to this Proxy Statement. Other than this limited amendment to increase the share reserve as described herein, the Company is not proposing or making any other changes to the 2019 Restricted Stock Plan.
Key Reasons to Approve the Amendment
The Board considers the ability to grant restricted stock awards as essential to its ability to attract, retain and motivate non-employee directors. Compensation in the form of equity awards, such as restricted stock with vesting periods, not only aligns the interests of equity-award recipients with the interests of the Company’s stockholders, but also provides a disincentive for equity-award recipients to take excessive risk with respect to the Company’s investments. It is also common market practice to make equity a meaningful element of the compensation of non-employee directors. Without increasing and maintaining sufficient share reserve under the 2019 Restricted Stock Plan, the Company will not be able to offer equity awards as a component of its compensation packages and will be at a competitive disadvantage in attracting, retaining and motivating non-employee directors. Under such circumstances, the Company would be forced to consider cash replacement alternatives to provide necessary market-competitive total compensation packages. These cash replacement alternatives would reduce cash available for the Company’s investment operations and other purposes.
Equity Compensation Plan Information
Set forth in the table below is a list of all of the Company’s equity compensation plans and information about the number of shares that were subject to outstanding equity awards under such equity compensation plans and the shares remaining available for issuance thereunder as of March 31, 2026.

Plan Category	Number of shares subject to outstanding equity awards(1) (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Dollar value of shares subject to outstanding restricted stock awards ($)(2)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2019 Trinity Capital Inc. Long-Term Incentive Plan	3,926,547	$15.83	$57,759,506	2,971,153
Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan	13,772	—	$202,586	46,240
Equity compensation plans not approved by security holders	—		—	—

(1)
The Company has only issued, and only has outstanding, shares of restricted stock and stock options under such equity compensation plans. Stock options account for 1,500,000 of amount reflected for 2019 Trinity Capital Inc. Long-Term Incentive Plan and none of the amount reflected for Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan.

(2)	Based on the Nasdaq closing price of the Company’s common stock on March 31, 2026, or $14.71 per share. Excludes dollar value of options.
Stockholder Approval Requirement
Because the Company’s common stock is listed on Nasdaq, the Company is subject to the Nasdaq listing standards and rules. The Company is required under Nasdaq Rule 5635(c) to seek stockholder approval of the proposed amendment to increase the number of shares authorized for issuance under the 2019 Restricted Stock Plan. Accordingly, the Company is requesting stockholder approval for this Proposal 5.
Summary of the Amended 2019 Restricted Stock Plan
The following summary sets forth the principal features of the Amended 2019 Restricted Stock Plan, in the form proposed for approval by the Company’s stockholders. This summary is qualified in its entirety by reference to the complete text thereof and does not purport to be exhaustive. A copy of the amendment to the 2019 Restricted Stock Plan is attached as Appendix A to this Proxy Statement.
If stockholders approve the amendment, the 2019 Restricted Stock Plan will remain unchanged in all respects other than the increase to the number of shares authorized for issuance under the 2019 Restricted Stock Plan by 100,000 shares (to an aggregate reserve of 220,000 shares).

General
The purpose of the Amended 2019 Restricted Stock Plan is to provide a means through which the Company may attract and retain qualified non-employee directors on the Board. Under the Amended 2019 Restricted Stock Plan, the Company is authorized to grant awards of restricted stock (“Non-Employee Director Awards”) to certain of the Company’s non-employee directors (the “Non-Employee Director Participants”). The terms and conditions of grants under the Amended 2019 Restricted Stock Plan are governed by the provisions of the Amended 2019 Restricted Stock Plan and the agreements thereunder. The Amended 2019 Restricted Stock Plan is not qualified under Section 401(a) of the Code.
Eligibility
The persons eligible to receive Non-Employee Director Awards under the Amended 2019 Restricted Stock Plan are the members of the Board who are not employees of the Company. Each Non-Employee Director Participant may, in the discretion of the Board, receive a grant of shares of restricted stock at or about the beginning of each one-year term of service on the Board. Any shares of restricted stock granted under the Amended 2019 Restricted Stock Plan will be for compensatory purposes only and will not involve payment of any cash consideration by any of the Company’s non-employee directors to the Company.
Administration
The Amended 2019 Restricted Stock Plan is administered by the Compensation Committee, subject to the discretion of the Board, which is comprised solely of directors who are not “interested persons” of the Company (as such term is defined in Section 2(a)(19) of the 1940 Act). Subject to the terms of the Amended 2019 Restricted Stock Plan, the Compensation Committee is authorized to make all determinations that may be necessary or advisable for the administration of the Amended 2019 Restricted Stock Plan.
Shares Available for Non-Employee Director Awards
Prior to the amendment, the total number of shares available for Non-Employee Director Awards under the 2019 Restricted Stock Plan is 120,000 shares. If the amendment is approved by stockholders, the total number of shares available for Non-Employee Director Awards under the Amended 2019 Restricted Stock Plan will be 220,000 shares (inclusive of awards previously granted under the 2019 Restricted Stock Plan). In addition, the total number of shares that may be outstanding as restricted stock under all of the Company’s compensation plans, including the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan (as may be amended from time to time), shall not exceed 10% of the total number of shares outstanding on the effective date of such plans, plus 10% of the number of shares of common stock issued or delivered by the Company (other than pursuant to its equity compensation plans) during the term of such plans.
Shares underlying Non-Employee Director Awards that expire or otherwise terminate, in whole or in part, shall revert to and again become available for issuance under the Amended 2019 Restricted Stock Plan. Any shares used for tax withholding shall not again be available for issuance under the Amended 2019 Restricted Stock Plan. The Board is authorized to adjust the limitation on shares available for Non-Employee Director Awards and outstanding Non-Employee Director Awards in the event of a dividend or other distribution payable in shares of the Company’s common stock, or any division, combination or reclassification of the shares of the Company’s common stock.
Annual Non-Employee Director Awards
Under the Amended 2019 Restricted Stock Plan, each Non-Employee Director Participant may, in the discretion of the Board, receive a grant of shares of restricted stock at or about the beginning of each one-year term of service on the Board. The number of shares of restricted stock granted to each Non-Employee Director Participant will be determined in the discretion of the Board. As mentioned above in “Director Compensation” we intend to issue each independent director an annual Non-Employee Director Award equal to $105,000 fair value on the date of grant.
General Terms of Non-Employee Director Awards
The Compensation Committee is authorized to grant Non-Employee Director Awards of restricted stock, subject to the discretion of the Board. All restricted stock granted under the Amended 2019 Restricted Stock Plan will be evidenced by a written award agreement containing such terms and conditions as the Compensation

Committee may determine. A grant of restricted stock is a grant of shares of the Company’s common stock that, at the time of issuance, are subject to certain forfeiture provisions, and thus are restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the Amended 2019 Restricted Stock Plan relate to continued service on the Board (lapsing on an annual basis).
The restricted stock will be subject to restrictions on transferability and other restrictions as required by the Compensation Committee from time to time. Except to the extent restricted under the terms of the Amended 2019 Restricted Stock Plan or an award agreement thereunder, a Non-Employee Director Participant granted a Non-Employee Director Award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restricted period (i.e., prior to the lapse of applicable forfeiture provisions), the restricted stock generally may not be transferred except to the spouse or lineal descendants of the Non-Employee Director Participant, any trust for the benefit of the spouse or lineal descendants of the Non-Employee Director Participant, or the guardian or conservator of the Non-Employee Director Participant.
Change in Control
Unless the terms of a Non-Employee Director Award provide otherwise, in the event of a specified transaction involving a “change in control” (as described below and defined in the Amended 2019 Restricted Stock Plan) in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding Non-Employee Director Awards, or for the grant of substitute awards, by the acquirer or survivor. In the event no such assumption or substitution occurs, each Non-Employee Director Award, subject to its terms, will become fully vested or exercisable prior to the change in control on a basis that gives the holder of the Non-Employee Director Award a reasonable opportunity, as determined by the Board, to participate as a stockholder of the Company in the change in control following vesting or exercise. The Non-Employee Director Award will terminate upon consummation of the change in control.
Transactions involving a “change in control” under the Amended 2019 Restricted Stock Plan include the following, other than where the Company’s stockholders continue to have substantially the same proportionate ownership in an entity which owns substantially all of the Company’s assets immediately following such transaction:
•
a single person or entity or group of persons and/or entities, other than the Company, any of the Company’s employee benefit plans, a company owned by the Company’s stockholders in substantially the same proportions as their ownership in the Company or an underwriter temporarily holding securities pursuant to an offering by the Company, becomes the beneficial owner of more than 30% of the combined voting power of the Company’s voting securities then outstanding;

•
a change in the membership of the Board such that the individuals who, as of the effective date of the 2019 Restricted Stock Plan, constitute the Board (the “Continuing Directors”), and any new director whose election or nomination to the Board was approved by a vote of at least a majority of the Continuing Directors, cease to constitute at least a majority of the Board;

•
a merger, reorganization or business combination of the Company or one of its subsidiaries with or into any other entity, other than where the holders of the Company’s voting securities outstanding immediately before such transaction would represent immediately thereafter more than a majority of the combined voting power of the voting securities of the Company or the surviving entity or the parent of such surviving entity;

•
a sale or disposition of all or substantially all of the Company’s assets, other than where the holders of the Company’s voting securities outstanding immediately before such transaction hold securities immediately thereafter which represent more than a majority of the combined voting power of the voting securities of the acquirer or the parent of such acquirer of such assets; or

•	the Company’s stockholders approve a plan of complete liquidation or dissolution of the Company.

SEC Order and Limitations on Non-Employee Director Awards
The SEC granted to the Company the SEC Exemptive Order, which authorizes the Company to issue restricted shares of the Company’s common stock to its non-employee directors, subject to the terms and conditions of the SEC Exemptive Order. Awards under the Amended 2019 Restricted Stock Plan will comply with all aspects of the SEC Exemptive Order, including the following:
•
each issuance of restricted stock to a Non-Employee Director Participant will be approved by a required majority of the Board (as defined under the 1940 Act) on the basis that such Non-Employee Director Award is in the best interests of the Company and its stockholders;

•
the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan (as amended from time to time), at the time of issuance shall not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan, would exceed 15% of the outstanding voting securities of the Company, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan, at the time of issuance shall not exceed 20% of the outstanding voting securities of the Company;

•
the total number of shares that may be outstanding as restricted stock under all of the Company’s compensation plans, including the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan (as amended from time to time), shall not exceed 10% of the total number of shares outstanding on the effective date of the 2019 Restricted Stock Plan and the Company’s 2019 Long-Term Incentive Plan, plus 10% of the number of shares of common stock issued or delivered by the Company (other than pursuant to its equity compensation plans) during the term of such compensation plans; and

•
the Board will review the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan (as amended from time to time) at least annually. In addition, the Board will review prior to any grant of restricted stock under the Amended 2019 Restricted Stock Plan and the 2019 Long-Term Incentive Plan, and no less than annually, the potential impact that the issuance of restricted stock will have on the Company’s earnings and net asset value per share.

Amendment and Termination
The Board may modify, revise or terminate the Amended 2019 Restricted Stock Plan at any time and from time to time, subject to the terms of (1) the SEC Exemptive Order, (2) the Company’s charter and bylaws and (3) applicable law. The Board will seek stockholder approval of any action modifying a provision of the Amended 2019 Restricted Stock Plan when the Board determines that such stockholder approval is required under the provisions of applicable law, and such action will not be effective until so approved.
The Amended 2019 Restricted Stock Plan will terminate on the day prior to the tenth anniversary of the date the plan was initially approved by our stockholders, unless terminated sooner by action of the Board. No Non-Employee Director Awards may be granted under the Amended 2019 Restricted Stock Plan after its termination, but Non-Employee Director Awards granted prior to termination will continue to be effective and governed by the Amended 2019 Restricted Stock Plan.
New Plan Benefits
The number of awards to be granted in the future to eligible participants under the Amended 2019 Restricted Stock Plan generally are not currently determinable because the value and number of such awards are subject to the discretion of the Compensation Committee or the Board and depend on the value of the Company’s common stock. For information regarding awards granted under the 2019 Restricted Stock Plan during the fiscal year ended December 31, 2025, please refer to the “Director Compensation” section in this Proxy Statement.

Certain U.S. Federal Income Tax Consequences
Set forth below is a brief summary of the U.S. federal income tax considerations that may be relevant to participants in the Amended 2019 Restricted Stock Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules. The discussion is general in nature and does not take into account a number of considerations which may apply based on the circumstances of a particular participant, and should not be relied upon as tax advice.
A Non-Employee Director Participant generally will not recognize taxable income at ordinary income tax rates and the Company generally will not be entitled to a tax deduction upon the grant of restricted stock. Upon the termination of restrictions on restricted stock, the Non-Employee Director Participant will recognize taxable income at ordinary income tax rates, and the Company should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the Non-Employee Director Participant or the amount by which the then fair market value of the shares received by the Non-Employee Director Participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the Non-Employee Director Participant will recognize a short-term or long-term capital gain or loss in the amount of the difference between the sales price of the shares and the Non-Employee Director Participant’s tax basis in the shares. However, a Non-Employee Director Participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a risk of forfeiture (as defined in Code) may make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for the shares. The Company will be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the Non-Employee Director Participant. If a timely Section 83(b) election is made, the Non-Employee Director Participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and the Company will not be entitled to any additional tax deduction.
Other Tax Consequences. State tax consequences may in some cases differ from those described above. In addition, Non-Employee Director Awards made under the Amended 2019 Restricted Stock Plan may be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.
Required Vote
The amendment to the 2019 Restricted Stock Plan must be approved by the affirmative vote of a majority of all the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to this proposal. There will be no cumulative voting with respect to this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE TRINITY CAPITAL INC. 2019 NON-EMPLOYEE DIRECTOR RESTRICTED
STOCK PLAN.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
SUBMISSION OF STOCKHOLDER PROPOSALS
Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules
Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2027 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us on or before December 31, 2026. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Sarah Stanton, Corporate Secretary, Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004.
Stockholder proposals or director nominations to be presented at the 2027 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for director nominations for the 2027 annual meeting of stockholders must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than December 1, 2026, the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than December 31, 2026, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, stockholder proposals or director nominations must be so received no earlier than the 150th day prior to the date of such annual meeting and not later than the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
HOUSEHOLDING
Mailings for multiple stockholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all stockholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact us by telephone at (480) 374-5350 or by mail at Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004, Attention: Corporate Secretary.
AVAILABLE INFORMATION
Copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at the Company’s website (www.trinitycapital.com) or without charge, upon request. Please contact us by telephone at (480) 374-5350 or mail your request to Trinity Capital Inc., 1 N. 1st Street, Suite 302, Phoenix, Arizona 85004, Attention: Corporate Secretary.
PLEASE VOTE PROMPTLY BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH PROVIDE INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET, OR BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A
Amendment No. 2
TRINITY CAPITAL INC.

2019 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN
Pursuant to the power reserved to it in Section 9(A) of the Trinity Capital Inc. 2019 Non-Employee Director Restricted Stock Plan (the “Plan”), the Board of Directors of Trinity Capital Inc. hereby amends the Plan, effective          , 2026, as follows:
1. Section 3 is hereby amended and restated in its entirety to read as follows:
“3. SHARES SUBJECT TO THE PLAN
The shares subject to this Plan shall be shares of the Company’s common stock, par value $0.001 per share (“Shares”). Subject to the provisions hereof concerning adjustment, the total number of Shares that may be awarded as restricted stock under this Plan shall not exceed two hundred and twenty thousand (220,000) Shares. Any Shares that were granted pursuant to an award of restricted stock under this Plan but that are forfeited pursuant to the terms of the Plan or an award agreement shall again be available under this Plan. Shares used for tax withholding shall not again be available under this Plan. Shares may be made available from authorized, un-issued or reacquired stock or partly from each.”
* * *
A-1

To record the adoption of this Amendment No. 2 to the Plan, Trinity Capital Inc. has authorized its officers to affix its corporate name effective as of the date indicated above.

TRINITY CAPITAL INC.

By:
Name:
Title:

A-2

TRINITY CAPITAL INC.
1 N. 1ST STREET, STE. 302
PHOENIX, AZ 85004

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TRIN2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95776-P52032 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRINITY CAPITAL INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Against**	**Abstain**
1a. Ronald E. Estes	☐	☐	☐
1b. Michael E. Zacharia	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Includes authority for proxy holder to transact any other business that may be properly presented at the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V95777-P52032

TRINITY CAPITAL INC.
Annual Meeting of Stockholders
June 10, 2026 9:00 AM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Steven L. Brown and Kyle Brown, or either of them, attorneys with the full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote the shares of the undersigned in Trinity Capital Inc. as indicated on the proposal referred to on the reverse side hereof at the Annual Meeting of its stockholders to be held solely on the internet by virtual means through a live webcast, accessible at www.virtualshareholdermeeting.com/TRIN2026, on June 10, 2026 at 9:00 AM Pacific Daylight Time, and at any adjournments thereof, and in their discretion, as described below, upon any other matter which may properly come before said meeting.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" Proposal 1, Proposal 2, Proposal 3 and Proposal 5 and for "1 YEAR" for Proposal 4. If any other matters are presented at such Annual Meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as recommended by a majority of the Board of Directors of Trinity Capital Inc., or in the absence of such a recommendation, in their discretion. At the present time, the Board of Directors knows of no other matters to be presented at such Annual Meeting.

Continued and to be signed on reverse side